207 Ponce de León Avenue

San Juan, Puerto Rico 00918

March 30, 2009

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of Stockholders of Santander BanCorp.  The meeting will be held on April 30, 2009 at 10:00 a.m. at the Conference Room located at the parking level of Santander Tower, B-7 Tabonuco St., Guaynabo, Puerto Rico.  The formal notice and proxy statement for this meeting are attached to this letter.

It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting.  You may still attend the Annual Meeting and vote in person, if you desire, but returning your proxy card will assure that your vote is counted if you are unable to attend.  Your vote, regardless of the number of shares you own, is important.

I thank you for your cooperation.

Sincerely,

Juan S. Moreno Blanco

President & Chief Executive Officer

SANTANDER BANCORP

207 Ponce de León Avenue

San Juan, Puerto Rico 00918

____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, April 30, 2009

____________________________

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Santander BanCorp (the “Meeting”) for the year 2009 will be held at 10:00 a.m. on Thursday, April 30, 2009, at the Conference Room located at the parking level of Santander Tower, B-7 Tabonuco St., Guaynabo, Puerto Rico, to consider and act upon the following matters:

(1)

To elect three (3) directors for a three-year term;

(2)

To ratify the appointment of Deloitte & Touche, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2009;

(3)

To vote with respect to (i) the approval of minutes of the last meeting of stockholders, (ii) the election of any person as director if any nominee is unable to serve or for good cause will not serve, (iii) matters incident to the conduct of the meeting, and (iv) such other business as may be properly brought before the Meeting or any adjournments thereof.  Management at present knows of no other business to be brought before the Meeting.

Stockholders of record at the close of business on March 20, 2009, are entitled to notice of and vote at the Meeting.

By Order of the Board of Directors,

Rafael S. Bonilla, Esq.

Secretary

San Juan, Puerto Rico

March 30, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  YOU MAY REVOKE IN WRITING OR IN PERSON ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

TABLE OF CONTENTS

Page

ABOUT THE MEETING

1

SOLICITATION OF PROXIES

1

VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

2

PRINCIPAL HOLDERS OF CAPITAL STOCK

2

Beneficial Owners of 5% or More

2

Beneficial Ownership by Officers, Directors or Nominees

2

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

3

BOARD OF DIRECTORS

4

PROPOSAL ONE:  ELECTION OF CLASS C DIRECTORS FOR A THREE-YEAR TERM

4

NOMINEES FOR ELECTION

5

Class C Directors – Terms Expiring in 2012

5

MEMBERS OF THE BOARD OF DIRECTORS

5

Class A Directors – Terms Expiring in 2010

5

Class B Directors – Terms Expiring in 2011

6

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

6

Audit and Compliance Committee

7

Executive Sessions of Independent Directors

8

Compensation and Nomination Committee

8

Compensation Committee Interlock and Insider Participation

9

Investment Committee

9

ALCO

9

Board Credit and Risk Committee (“BCRC”)

9

COMPENSATION OF DIRECTORS

10

Indemnification of Directors

10

EXECUTIVE OFFICERS

11

COMPENSATION OF EXECUTIVE OFFICERS

13

Compensation Disclosure and Analysis

13

Report of the Compensation and Nomination Committee

26

Employee Agreements, Termination of Employment and Change in Control Arrangements

26

PROPOSAL TWO:  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

28

DISCLOSURE OF AUDIT FEES

29

Audit Fees

29

Audit-Related Fees

29

Tax Fees

29

All Other Fees

29

Pre-Approval Policy and Procedures

29

REPORT OF THE AUDIT COMMITTEE

29

TRANSACTIONS WITH RELATED PARTIES

30

PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE

2010 ANNUAL MEETING OF STOCKHOLDERS

32

COMMUNICATION WITH DIRECTORS

32

CORPORATE GOVERNANCE GUIDELINES

32

INTERNET AVAILABILITY

32

ANNUAL REPORT AND OTHER MATTERS

32

SANTANDER BANCORP

207 Ponce de León Avenue

San Juan, Puerto Rico 00918

_________________

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held on Thursday, April 30, 2009

ABOUT THE MEETING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Santander BanCorp. (the “Corporation”) of proxies to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. on April 30, 2009, at the Conference Room located at the parking level of Santander Tower, B-7 Tabonuco St., Guaynabo, Puerto Rico, and any adjournment thereof.  Enclosed with this Proxy Statement is the Annual Report to Stockholders, including the consolidated financial statements of the Corporation for the fiscal year ended on December 31, 2008, duly audited by Deloitte & Touche, LLP (“D&T”) as the Corporation’s independent registered public accounting firm.  This Proxy Statement, the enclosed Annual Report, the Notice of Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 30, 2009.

All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the Meeting in accordance with stockholder’s instructions indicated on the proxy card.  If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement.  A stockholder may revoke the accompanying proxy at any time before it is voted; either by delivering a subsequent duly executed proxy or other written notice of revocation to the President or Secretary of the Corporation at the Corporation’s principal executive offices, Santander BanCorp., 207 Ponce de León Avenue, San Juan, Puerto Rico, 00918, or by attending the Meeting and voting in person.  Proxies solicited hereby may be exercised only at the Meeting and any adjournment thereof and will not be used for any other meeting.

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if any nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the Meeting, and upon such other matters as may properly come before the Meeting.  Management is not aware of any business that may properly come before the Meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

SOLICITATION OF PROXIES

The Corporation will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Meeting, this Proxy Statement and the proxy card.  The Corporation has retained the services of Mellon Investor Services, LLC, which also acts as the Corporation’s Transfer Agent, to assist the Corporation in the solicitation of proxies for this Meeting. The fee to be paid by the Corporation to such proxy solicitation firm should not exceed $6,500, plus reimbursement of all out-of-pocket expenses.  Brokerage house and other nominees, fiduciaries and custodians who are holders of record of shares of the Corporation’s Common Stock, $2.50 par value per share (the “Common Stock”), will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Corporation for their expenses in connection therewith at customary and reasonable rates.  In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies by telephone, facsimile transmission or other personal contact, for which such persons will receive no additional compensation.

VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

The only outstanding voting securities of the Corporation are shares of its Common Stock.  Each stockholder of record at the close of business on March 20, 2009 (the “Record Date”), is entitled to notice of and vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, excluding shares held as treasury stock, there were 46,639,104 shares of Common Stock outstanding, with each share entitled to one vote.  The presence, in person or by proxy, of a simple majority of the shares entitled to vote will constitute quorum for the Meeting.  Abstention from voting, which may be specific on all matters except the election of directors, will be considered shares present and entitled to vote on all matters and, accordingly, will have the same effect as a vote against a matter.  Broker non-votes are included in the determination of the number of shares present and voting; however, they are not counted for purposes of determining the number of votes cast with respect to a particular proposal.  Accordingly, broker non-votes are not counted as votes for or against a particular proposal.

The vote in favor of a majority of the total shares of Common Stock eligible to be voted at the Meeting is required for the approval of Proposal One (Election of three Class C Directors for a three-year term).  The vote in favor of a majority of the total shares of Common Stock eligible to be voted at the Meeting is required for the approval of Proposal Two (Ratification of appointment of independent registered public accounting firm).

PRINCIPAL HOLDERS OF CAPITAL STOCK

The following sets forth information known to the Corporation as to the persons or entities, which as of the Record Date, by themselves or as a group, as the term is defined by Rule 13d-3 of Regulation 13D under the Securities Exchange Act of 1934, as amended, are the beneficial owners of 5% or more of the issued and outstanding Common Stock.  Information regarding the beneficial ownership by Banco Santander, S.A. (“BSSA”) is derived from information submitted by BSSA to the Corporation.

Beneficial Owners of 5% or More:

Name	Number of Shares	Percentage
Banco Santander, S.A. (“BSSA”) (formerly known as Banco Santander Central Hispano, S.A.) Ciudad Grupo Santander Boadilla del Monte Madrid, Spain 28660	42,252,418(1)	90.59%

______________________________

 (1)  Includes shares of Common Stock owned by its subsidiaries

Beneficial Ownership by Officers, Directors or Nominees:

The following table sets forth information with regard to the total number of shares of Common Stock beneficially owned, as of the Record Date, by each current member of the Board of Directors, each nominee to the Board of Directors, each named executive officer, each current executive officer, and by all such directors and executive officers as a group. Information regarding the beneficial ownership by executive officers and directors is derived from information submitted to the Corporation by such executive officers and directors.

Name	Amount of Beneficial Ownership(1)	Percentage of Outstanding Voting Securities(2)
Gonzalo de Las Heras	-(3)	-
Víctor Arbulu	-	-
Stephen A. Ferriss	-	-
Roberto H. Valentín	3,769(4)	*
Jesús M. Zabalza	-(5)	-
José R. González	14,531(6)	*
Juan S. Moreno	-(7)	-
Carlos M. García	25,000(8)	*
María Calero	10,705(9)	*
José Alvarez	-(10)	-

Name	Amount of Beneficial Ownership(1)	Percentage of Outstanding Voting Securities(2)
Rafael S. Bonilla	-(11)	-
Miguel Cabeza	-	-
Héctor Calvo	-(12)	-
Mario Delgado	-(13)	-
Eric Delgado	-(14)	-
Roberto Jara	-	-
Justo Muñoz	-(15)	-
Ivonna Pacheco	66(16)	*
James Rodríguez	5,533(17)	*
José Santoni	852(18)	*
Frank Serra	-(19)	-
Tomás E. Torres	-(20)	-
Carlos Acevedo	-	-
Total Shares owned by Directors, Nominees and Executive Officers, as a group	60,456	*

____________________

(1)

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(2)

Based on the number of outstanding shares of Common Stock as of the Record Date.

(3)

Mr. De las Heras is the beneficial owner of 41,909 shares of common stock of BSSA.

(4)

This amount does not include 2,800 shares of common stock of BSSA beneficially owned by Mr. Valentín.  All of Mr. Valentín’s beneficially owned shares are held in a margin securities account with Santander Securities Corporation.

(5)

Mr. Zabalza is the beneficial owner of 423,645 shares of common stock of BSSA, 15,692 of which are indirectly owned by Mr. Zabalza through Berzafa, S.L., a partnership organized under the laws of Spain, wholly owned by Mr. Zabalza and his family.

(6)

Mr. González’ shares are held in a margin securities account with Santander Securities Corporation.  This amount does not include 9,494 shares of common stock of BSSA beneficially owned by Mr. González, which are also held in a margin securities account with Santander Securities Corporation.

(7)

Mr. Moreno is the beneficial owner of 100 shares of common stock of BSSA.

(8)

The shares are indirectly owned by Mr. García through Palo Negro Development, Inc., a Puerto Rico Corporation wholly owned by Mr. García.  This amount does not include 3,300 shares of common stock of BSSA beneficially owned by Mr. García.  All of Mr. García’s beneficially owned shares are held in a margin securities account with Santander Securities Corporation.

(9)

Ms. Calero’s shares are held in a margin securities account with Santander Securities Corporation.  Ms. Calero is also the beneficial owner of 25,000 shares of common stock of BSSA held in an account with Chase Mellon, and 13,445 shares of common stock of BSSA which are held in a margin securities account with Santander Securities Corporation.

(10)

Mr. Alvarez is the beneficial owner of 11,318 shares of common stock of BSSA.

(11)

Mr. Bonilla is the beneficial owner of 4,349 shares of common stock of BSSA.

(12)

Mr. Calvo is the beneficial owner of 15,407 shares of common stock of BSSA.

(13)

Mr. Mario Delgado is the beneficial owner of 100 shares of common stock of BSSA.

(14)

Mr. Eric Delgado is the beneficial owner of 100 shares of common stock of BSSA.

(15)

Mr. Muñoz is the beneficial owner of 100 shares of common stock of BSSA which are held in a margin securities account with Santander Securities Corporation.

(16)

Ms. Pacheco’s shares are held in a margin securities account with Santander Securities Corporation.  This amount does not include 735 shares of BSSA beneficially owned by Ms. Pacheco, 100 of which are held in a margin securities account with Santander Securities Corporation.

(17)

Mr. Rodríguez’s shares are held in a margin securities account with Santander Securities Corporation.  Mr. Rodríguez is also the beneficial owner of 200 shares of common stock of BSSA, 100 of which are held in a margin securities account with Santander Securities Corporation.

(18)

This amount does not include 3,131 shares of BSSA beneficially owned by Mr. Santoni.  All of Mr. Sntoni’s beneficially owned shares are held in a margin securities account with Santander Securities Corporation, except for 550 of Mr. Santoni’s shares of common stock of the Corporation, which are held in a margin securities account with TD Ameritrade.

(19)

Mr. Serra is the beneficial owner of 9,496 shares of common stock of BSSA.

(20)

Mr. Torres is the beneficial owner of 100 shares of common stock of BSSA.

_____________________________________

*

Less than one percent (1%).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the directors and executive officers of the Corporation file with the Securities Exchange Commission, or the “SEC,” reports of ownership and changes in ownership of Common Stock and to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its 2008 fiscal year, all filing requirements applicable to its officers and directors were satisfied, except for the late filing of Form 3 (Initial Report) by Mr. Juan Moreno and Mr. Roberto Jara.

BOARD OF DIRECTORS

The Corporation’s Articles of Incorporation and By-laws give the Board of Directors the power to set, by resolution of an absolute majority of the Board, the number of directors at no less than five nor more than eleven and always an odd number.  The Board has fixed the number of directors at nine.  The Corporation currently has eight directors and a vacancy.  The directors of the Corporation are also the members of the Board of Directors of Banco Santander Puerto Rico (the “Bank”), which is a wholly owned subsidiary of the Corporation.

Article Fifth of the Corporation’s Articles of Incorporation and Section 2 of Article II of the Corporation’s By-Laws establish a three-class structure for the election of members of the Board of Directors.  It provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified.  The last election of directors was held on April 24, 2008.  Section 2 of Article II of the By-laws of the Corporation gives the Board of Directors the power to fill any vacancy occurring, by a majority of the remaining directors.  A director elected to fill a vacancy shall be elected to serve until the next election of directors by the stockholders.

Regular meetings of the Board of Directors are held at least quarterly.  Special Board meetings are held when called by or at the request of the Chairman of the Board of Directors, the President of the Corporation or one-third of the directors.

Under the New York Stock Exchange’s (“NYSE”) listing standards, a “controlled company” is a company of which more than 50% of the voting power is held by an individual, a group or another company.  The Board of Directors has determined that the Corporation is a “controlled company” within the meaning of the NYSE’s listing standards.  The basis for such determination is BSSA’s ownership of approximately 90.59% of the Corporation’s voting shares.  As a “controlled company,” the Corporation is exempt from certain listing standards regarding corporate governance of the NYSE.  Specifically, the Corporation is not required to have: (a) a board of directors comprised of a majority of independent directors; (b) a compensation and nomination committee comprised of independent directors; or (c) director nominees selected or recommended for selection by the Board of Directors by a majority of the independent directors or by a nominating committee comprised of independent directors.  The Corporation, however, is not exempt from other corporate governance standards of the NYSE, including the requirements of having an audit committee comprised of at least three independent directors and holding regularly scheduled meetings in which only the independent directors are present.  The Board of Directors has made the determination that the members of the Audit Committee satisfy such independence requirements.  (For more information, please see “Audit Committee” below).

PROPOSAL ONE:  ELECTION OF CLASS C DIRECTORS FOR A THREE-YEAR TERM

At the Meeting, three nominees who are currently directors assigned to “Class C” will be elected to serve until the 2012 annual meeting of stockholders or until their respective successors are elected and qualified.  The remaining directors will continue to serve as directors, as follows: until the 2010 annual meeting of stockholders, in the case of the directors assigned to “Class A;” and until the 2011 annual meeting of stockholders, in the case of the directors assigned to “Class B,” or in each case, until their successors are elected and qualified.

The persons named as proxies in the accompanying proxy form have advised the Corporation that, unless otherwise instructed, they intend to vote at the meeting the shares covered by the proxies FOR the election of the three nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as the Board of Directors may propose.  The Corporation has no knowledge that any nominee will become unavailable for election.

There are no cumulative voting rights for the election of directors.  The vote in favor of the majority of the total shares of Common Stock eligible to be voted at the Meeting is required for the approval of this Proposal One.

Information relating to principal occupation, business experience and directorships during at least the last five years (including positions held with the Corporation, age and the period during which each director has served) is set forth below.

NOMINEES FOR ELECTION

Class C Directors – Terms Expiring in 2012

Gonzalo de Las Heras (69 years).  Since 2002, he has served as Chairman of the Boards of Directors of the Corporation and the Bank.  Prior to his appointment as Chairman of the Board, Mr. de Las Heras held a position as Director of the Bank since June 1998 and Director of the Corporation since May 2000.  Mr. de Las Heras joined BSSA in 1990.  He currently serves as Executive Vice President of BSSA, supervising its North American business.  He is Chairman of Banco Santander International, Santander Bank & Trust (Bahamas) Limited, and Banco Santander (Suisse), S.A., and Director of Sovereign BanCorp.  Prior to that, Mr. de Las Heras held various positions at J.P. Morgan, lastly as Senior Vice President and Managing Director.  He served as a Director of First Fidelity Bancorporation until its merger with First Union.  Mr. de Las Heras has a law degree from the University of Madrid and as a Del Amo Scholar pursued postgraduate studies in Business Administration and Economics at the University of Southern California.  From 1993 to 1997, Mr. de Las Heras served on the New York State Banking Board.  He is Director and past Chairman of the Foreign Policy Association, a Trustee and past Chairman of the Institute of International Bankers, and a Director of both The Spanish Institute and the Spain-US Chamber of Commerce.

Jesús M. Zabalza (50 years).  Since 2002, he has served on the Board of Directors of the Corporation.  Mr. Zabalza currently serves as Executive Managing Director of BSSA, responsible for Latin America since July 2002.  Prior to joining BSSA, Mr. Zabalza held various positions at La Caixa (“Caja de Ahorros y Pensiones de Barcelona”) where he directed from 1996 to 2002 the retail-banking sector for Madrid and related areas.  Prior to joining La Caixa, Mr. Zabalza worked at Caja Postal as Managing Director and also served as Managing Director of Banco Hipotecario y Caja Postal from 1992 to 1996.  From 1982 to 1992, Mr. Zabalza held several positions at Banco de Vizcaya, including Director of Commercial Banking, Director of Central Services and Director of Area.  Mr. Zabalza holds an Industrial Engineer degree.

Juan S. Moreno (43 years).  Since August 28, 2008, he has served on the Board of Directors of the Corporation and the Bank.  Mr. Moreno was appointed President and Chief Executive Officer of the Corporation in October 2008.  He was appointed Chief Executive Officer of the Bank in October 2008, and President of the Bank effective on February 2009.  Mr. Moreno also serves as Director of several of the Corporation’s affiliates and subsidiaries, including Santander Financial Services, Inc., Santander International Bank, Inc., Santander Overseas Bank, Inc., Crefisa, Inc., Santander Insurance Agency, Inc., Island Insurance Corp., Santander Securities Corp., and Santander Asset Management.  Mr. Moreno has been with Santander Group since 1997, where he has held different positions.  Prior to his appointment to his positions with the Corporation and the Bank, Mr. Moreno served as Director of Business Development for Santander America’s Division since January 2006.  From 1997 to 2005, Mr. Moreno held various positions at Banco Santander México, including General Director for Wholesale and Institutional Banking.  He also worked for Bankinter from 1987 to 1994 and for Booz, Allen & Hamilton from 1994 to 1997.  Mr. Moreno holds a business administration degree with a major in Finance from the University of Houston.

MEMBERS OF THE BOARD OF DIRECTORS

Class A Directors – Terms Expiring in 2010

Víctor Arbulu (67 years).  Since 2002, he has served on the Board of Directors of the Corporation.  Mr. Arbulu also serves as a Chairman of the Board of Directors of Banco Santander Perú, S.A., and member of the Board of Directors and Audit Committees of Banco Santander Colombia, S.A and Banco Santander Chile, S.A..  He also serves as Director of Aurum.  Mr. Arbulu worked for J.P. Morgan for nearly 25 years in various positions in Europe, North America and South America.  Mr. Arbulu was Managing Director, member of the European management committee and Chief Executive Officer of J.P. Morgan for Spain and Portugal, from 1988 until 1998.  Prior to joining J.P. Morgan, Mr. Arbulu worked as an officer of the Interamerican Development Bank in Washington, D.C., and also as a financial consultant and in management positions of industrial companies in Spain and Latin America.  Mr. Arbulu holds a degree in Mechanical and Electrical Engineering from Universidad Nacional de Ingeniería in Lima, Perú and a Master’s in Business Administration from Escuela para Graduados (ESAN) in Lima, Perú.

María Calero (56 years).  Since 2001, she has served on the Board of Directors of the Corporation.  Ms. Calero was named Senior Executive Vice President and Chief Compliance Officer of the Corporation and its subsidiaries on November 2008.  From 2001 to November 2008, Ms. Calero had served as Executive Vice President and Chief Accounting Officer of the Corporation.  Ms. Calero was appointed Director of the Board of Directors of the Bank in May 2000.  Ms. Calero also serves as Director of several of the Corporation’s affiliates and subsidiaries, including Santander Financial

Services, Inc., Island Insurance Corporation, Santander International Bank, Inc., Santander Overseas Bank, Inc., BST International Bank, Inc., and Crefisa, Inc.  From April 1996 to December 2000, Ms. Calero held the position of First Senior Vice President of the Compliance and Legal Department at the Bank.  From April 1995 until April 1996, Ms. Calero held the title of Senior Vice President of the Compliance Department, and from November 1998 to April 2003, Ms. Calero was in charge of the Corporation’s Investor Relations.  Prior to her employment at the Bank in April 1995, she held the position of Senior Vice President, Administration/Finance at Santander National Bank from November 1992 to March 1995, having served previously, from September 1985 to October 1992, as a private consultant to those institutions on accounting and regulatory matters.  Ms. Calero also worked for Deloitte, Haskins & Sells in the San Juan office from August 1975 to August 1985; as Audit Manager, Savings & Loans Industry, from June 1980 to August 1985. Ms. Calero is a member of the American Institute of Certified Public Accountants, the Puerto Rico Society of Certified Public Accountants, and the Florida Institute of Certified Public Accountants.

Stephen A. Ferriss (63 years).  Mr. Ferriss is a private investor.  Since 2003, he has served on the Board of Directors of the Corporation.  Since March 2006, Mr. Ferriss is also a member of the Board of Management Consulting Group, PLC.  Mr. Ferriss served as President and Chief Executive Officer of Santander Central Hispano Investment Securities, Inc. in New York from 1999 to 2002, and as Director of Banco Santander Serfin from 2000 to 2003.  Prior to that appointment, from 1987 to 1999, Mr. Ferriss served in various positions at Bankers Trust, which include Managing Director and Partner within Bankers Trust’s Global Investment Bank in London, England and New York.  He also served as Managing Director for Bankers Trust Emerging Markets (Eastern Europe, Middle East, and Africa) in London.  Prior to joining Bankers Trust, Mr. Ferriss served for 17 years at Bank of America in various positions, which include tenure as Senior Vice President managing the Spain and Portugal operations for the bank in Madrid, Spain.  Mr. Ferriss has a Bachelor’s Degree from Columbia College and a Masters in International Affairs from Columbia University.

Class B Directors – Terms Expiring in 2011

José R. González (54 years).  Mr. González served as President and Chief Executive Officer of the Corporation and as Vice Chairman of the Board of Directors of the Corporation from October 2002 to August 2008.  He has served as Director of the Corporation since June 2000.  He also served as Chairman of the Board of Directors of several of the Corporation’s subsidiaries, including the Bank, Santander Securities Corporation, Santander Mortgage Corporation, and Santander Insurance Agency, Inc.  Prior to his appointment as President and Chief Executive Officer of the Corporation, Mr. González served as Senior Executive Vice President and Chief Financial Officer of the Corporation from July 2001 to October 2002.  From 1996 to July 2001, Mr. González served as President and Chief Executive Officer of Santander Securities Corporation.  From 1995 to 1996, Mr. González was Vice President and Chief Financial Officer of MOVA Pharmaceutical Corporation, a privately held pharmaceutical manufacturing company based in Caguas, Puerto Rico.  Prior to this, Mr. González was at Credit Suisse First Boston, a securities broker-dealer, from 1983 to 1986 as Vice President of Investment Banking, and from 1989 to 1995 as President of the Puerto Rico operations of the firm.  From 1986 to 1989, Mr. González was President and Chief Executive Officer of the Government Development Bank for Puerto Rico.  Mr. González is a member of the Board of the Federal Home Loan Bank of New York since January 2004, and was elected Vice Chairman of said board in 2008.  Mr. González received a Bachelor’s Degree in Economics from Yale University in 1976, and Master’s in Business Administration and Juris Doctor degrees from Harvard University in 1980.

Roberto H. Valentín (68 years).  Since 2000, he has served on the Board of Directors of the Corporation and since 1992 he has served on the Board of Directors of the Bank.  Mr. Valentín is a private investor and has served as Chairman and President of the following firms: Puerto Rico Box Corporation, Eric’s Products, Inc., VIE Development Corp., Dianissa Development Corp., RHV Investment Co., Desarrolladora Roosevelt, Inc., Costa Córcega, S.E., and NICO Development Corporation.  He has served as a member of the Board of Directors of Río Mar Development and Country Club, Rotary International, Inc., and Rotary Foundation Inc., and as a member of the Board of Trustees of Universidad del Sagrado Corazón.  Mr. Valentín currently serves as a member of the Board of Directors of the Puerto Rico Industrial Development Company.

There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Corporation by blood, marriage or adoption (excluding those that are more remote than first cousin).

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

While the Corporation strongly encourages its directors to attend all Stockholders Annual or Special Meetings it has not adopted a formal policy that all directors must attend the Annual Stockholders Meeting.  All members of the Board of Directors attended the annual meeting of Stockholders held on April 24, 2008, except for Mr. Jesús Zabalza, Mr. Víctor Arbulu, Mr. Gonzalo de Las Heras and Mr. Stephen Ferriss, who were duly excused prior to the meeting.  Mr. Moreno was not a member of the Board of Directors as of April 24, 2008.

Since the Corporation qualifies as a “controlled company,” as described above, the Corporation is not required to have and does not have a Board of Directors consisting of a majority of independent directors.  The Board of Directors of the Corporation and of the Bank held 7 and 18 meetings, respectively, during the fiscal year ended on December 31, 2008.  The Corporation has various standing committees as described below, in addition to other management committees.  All the directors attended more than 75% of the meetings held during the year 2008 by the Board of Directors of the Corporation and the corresponding committees in which the directors served, except for Ms. María Calero who was duly excused from several committee meetings of the Corporation.

The Corporation’s Board of Directors has five standing committees, the Audit and Compliance Committee, the Compensation and Nomination Committee (the “Compensation Committee”), the Investment Committee, the Assets and Liability Management Committee (“ALCO”), and the Credit and Risk Committee (the “Credit Committee”).  Information regarding the Audit and Compliance Committee, Compensation Committee, ALCO, Credit Committee, and the Investment Committee follows:

Audit and Compliance Committee

The Audit and Compliance Committee (the “Audit Committee”) is a committee of the Board of Directors of the Corporation which also serves as the audit committee for the Corporation’s subsidiaries.  The Audit Committee represents and assists the Board of Directors in discharging its oversight responsibility regarding the Corporation’s and its subsidiaries’: (i) accounting principles and financial reporting policies and practices, (ii) systems of internal control over financial reporting, (iii) integrity of the financial statements and the independent audit thereof, and (iv) compliance with applicable legal and regulatory requirements.  The Audit Committee also evaluates the performance of the Corporation’s internal audit department, and the qualification, independence and performance of the Corporation’s and its subsidiaries’ independent registered public accountants, and is responsible for the appointment, compensation and oversight of the work of the independent registered public accountants.  The Audit Committee meets with the independent registered public accounting firm, D&T, to approve the scope of the audit, review their report on the examination of the Corporation’s consolidated financial statements and the Corporation’s and its subsidiaries’ internal controls, and review other reports. Also, the Audit Committee oversees the internal audit function, including approval of the internal audit plan and reports prepared by the Internal Audit Department on their examinations of the operating and business units and other special examinations.

The current members of the Audit Committee are Mr. Víctor Arbulu, Mr. Stephen A. Ferriss and Mr. Roberto H. Valentín.  Mr. Miguel Cabeza, Senior Vice President and Internal Audit Director of the Corporation, presented the internal audit reports to the Audit Committee during fiscal year 2008.  The Board of Directors has determined that Mr. Arbulu and Mr. Ferriss are “audit committee financial experts” as defined by Item 407(d)(5)(i) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.  For a brief listing of the relevant experience of the members of the Audit Committee, please see “Board of Directors” above.

The Board of Directors has made the determination that all the members of the Audit Committee satisfy the independence requirements under SEC rules and the listing standards of the NYSE.  In determining independence, the Board of Directors has affirmatively determined whether directors have a “material relationship” with the Corporation. When assessing the materiality of a director’s relationship with the Corporation, the Board of Directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but also from that of the persons or organizations with which the director has an affiliation, and the frequency and regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business and whether the services are being provided substantially on the same terms to the Corporation as those prevailing at the time from unrelated third parties for comparable transactions.  According to the applicable listing standards of the NYSE, material relationships may include the following: (a) the director is, or has been within the last three years, an employee of the Corporation, or an immediate family member is, or has been within the last three years, an executive officer of the Corporation; (b) the director has received, or has a family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service; (c) (1) the director is a current partner or employee of a firm that is the Corporation’s internal or external auditor, (2) the director has an immediate family member who is a current partner of such firm, (3) the director has an immediate family member who is a current employee of such a firm and personally works on the Corporation’s audit, or (4) the director or an immediate family member was within the last three years a partner or employee of such a firm and worked on the Corporation’s audit within that time; (d) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any current executive officer of the Corporation serves in that company’s compensation committee; or (e) the director is an employee, or has an immediate family member who is an executive officer, of a company that makes payments to or receives payments from the Corporation for property or services in an amount which exceeds the greater of $1,000,000.00, or 2% of the other company’s gross revenues.

The Audit Committee met 18 times during fiscal year 2008.  None of the members of the Audit Committee are officers or employees of the Corporation or the Bank.

Executive Sessions of Independent Directors

Executive sessions of the independent members of the Board of Directors are held concurrently with each regularly scheduled meeting of the Audit Committee.  Mr. Roberto Valentín presides over executive sessions of the independent directors.

Compensation and Nomination Committee

The Compensation Committee has been established to carry out the Board of Directors’ overall responsibility relating to executive compensation and to support and advise the Board on the composition of the Board and executive management of the Corporation. The Compensation Committee has drafted and approved a charter, available for review in the Corporation’s website at www.santandernet.com.

The Compensation Committee annually reviews and approves corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer and President, evaluates his performance in light of those goals and objectives, and sets his compensation level based on this evaluation.  The Compensation Committee also reviews and approves the executive officers’ compensation, including salary and performance bonus compensation levels; deferred compensation; executive perquisites; severance arrangements; change-in-control benefits and other forms of executive officer compensation.

Among the duties of the Compensation Committee in connection with its nominating functions are to recommend to the Board of Directors the candidates that can fill vacancies in the Board of Directors, establish and periodically review the qualifications of the candidates to be nominated or appointed to the Board of Directors, and recommend to the Board of Directors candidates to occupy the position of executive officers of the Corporation.  The director nomination process followed by the Compensation Committee in connection with its nominating power takes into consideration the following criteria:

Potential candidates recommended by stockholders will receive the same consideration as potential candidates recommended otherwise.  The information of the potential candidates recommended by a stockholder must be sent to the attention of the Secretary of the Board of Directors of the Corporation at its principal executive offices, Santander BanCorp, 207 Ponce de León Avenue, San Juan, Puerto Rico, 00918.

The Compensation Committee’s duties are to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain directors.  The Compensation Committee will identify the individuals who, in their judgment, are best qualified to serve in the Board of Directors and will present their recommendations to the Board of Directors for nominations at the Annual Stockholder’s Meeting.  The Compensation Committee will also make recommendations to fill any vacancies in the Board that might arise from time to time.

The Compensation Committee develops qualifying criteria for the directors of the Board and is responsible for seeking, interviewing, and selecting those that, in their judgment, are best qualified, and make the appropriate recommendations to the Board.  Throughout this process, the Compensation Committee may verify that the selected individuals demonstrate the following specific qualities or skills:  (a) experience or relevant knowledge, (b) time availability and commitment, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) kinship with other members of the Board and management, and (g) independent judgment.  In addition, the Compensation Committee may include other requirements which it may deem necessary to strengthen the Corporation.

The Compensation Committee has the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of director and executive officer.

The Compensation Committee is currently composed of Messrs. de Las Heras, Zabalza and Arbulu.  The Board of Directors has made the determination that Mr. Arbulu satisfies the applicable independence requirements as currently defined under the listing standards of the NYSE.  Messrs. de Las Heras and Zabalza are employees of BSSA, which owns approximately 90.59% of the outstanding shares of Common Stock.  The Compensation Committee met 6 times during fiscal year 2008.

Compensation Committee Interlock and Insider Participation

None of Messrs. de Las Heras, Zabalza and Arbulu is or has been an employee of the Corporation or its subsidiaries.  None of the executive officers of the Corporation served as a director, executive officer or compensation committee member of any other entity which had an executive officer who served as a compensation committee member or director of the Corporation at any time during fiscal year 2008.

Investment Committee

The Investment Committee is responsible for designing, establishing and supervising appropriate systems and internal controls to assure that the investment activities and portfolio are consistent with the Corporations’ strategies, ensuring that the investment strategies are consistent with the Corporation’s objectives, supervising compliance with the investment policies and procedures, evaluating and pre-approving all purchases and sales of financial assets with no readily available market value, and reviewing and ratifying hedging transactions. The current members of the Investment Committee are: Mr. Juan S. Moreno; Mr. Roberto Jara, Mr. Justo Muñoz, Ms. Catalina Mejía, Mr. Juan M. Díaz, and Mr. Gonzalo Bava.  The Investment Committee met 20 times during fiscal year 2008.

ALCO

The ALCO is responsible for the administration of asset and liability management policies, including establishing methods to measure interest rate risks and monitoring liquidity.  The current members of the ALCO are: Mr. Juan S. Moreno; Mr. Roberto Jara, Mr. Justo Muñoz, Ms. Catalina Mejía, Mr. Gonzalo Bava, Mr. Jorge Vega, and Mr. Alberto Aveleyra.  The ALCO met 11 times during fiscal year 2008.

Board Credit and Risk Committee (“BCRC”)

The BCRC is responsible for assisting the Board of the Corporation in its responsibility to oversee and manage credit and other risks, with the exception of compliance risks, and its mission is to protect the Corporation by taking actions to optimize income while minimizing the adverse consequences of risk taking, which includes requiring management to take steps necessary to properly manage credit risk and enterprise risk.  The BCRC also has approval authorities and oversees the activities of executive managers and the Management Credit and Risk Committee.

The charter of the BCRC was approved on December 16, 2008.  The current members are Mr. Juan Moreno, Mr. Roberto Valentín, and the third position is vacant.  The BCRC did not meet during fiscal year 2008.

Prior to the BCRC, the Board of Directors of the Bank, through the implementation of the Bank’s Credit Policy, had established various management credit committees to monitor and review the Bank’s lending function. These committees review, evaluate, approve, or reject loan applications in accordance with the lending authority specified hereinafter:  (a) Small Loan Credit Committee authorizes and appoints certain individuals who approve loans up to $250,000; (b) Regional and Departmental Credit Committees approve loans up to $5,000,000; (c) Management Credit Administration Committee approves secured loans up to $8,000,000; (d) Executive Credit Committee approves secured loans up to $30,000,000; and (e) the Board of Directors’ Credit Committee must approve secured loans in excess of $30,000,000.  The Bank’s Board of Director’s Credit Committee met 6 times during fiscal year 2008.

Lending authority includes any and all extensions of credit for the total outstanding debt to the Bank from the borrower, co-signers, and related interests. The credit facilities approval process excludes residential loan mortgage balances and consumer loans.  Loan approval requires unanimous consent and each committee meets at least once a week. All applications for loans to principal stockholders, directors and officers of the Corporation and its subsidiaries, and their related interests, must be submitted for review and approval to the Board of Directors and, if approved, must be made on the same terms and conditions as for any other Bank customer.

COMPENSATION OF DIRECTORS

The Corporation only compensates those directors who are not officers of the Corporation or BSSA.  The directors receive a fee of $1,000 for each meeting of the Board of Directors of the Corporation and the Bank attended. When these meetings are held on the same date, the directors receive a maximum compensation of $1,000.  The members of the BCRC receive $500 for each meeting attended.  The Audit Committee members receive $1,500 for each Audit Committee meeting attended.  In addition, the directors receive a monthly allowance of $1,000. In the event any Board of Directors or committee meetings, other than the Audit Committee, are held on the same date, the directors receive a maximum compensation of $1,000 for said date. In the event any BCRC meeting is held on the same date as the Audit Committee meeting, the members of said Committee receive a maximum compensation of $1,500.

In addition, directors may receive health insurance coverage benefits.  During the fiscal year ended December 31, 2008, Mr. Víctor Arbulu, Mr. Stephen Ferriss and Mr. Roberto Valentín were the only directors who received health insurance coverage benefits for their services as directors.

The following table sets forth the compensation received by the directors during fiscal year 2008:

Name	Fees Earned or Paid in Cash (1)	All other compensation	Total
Gonzalo de Las Heras Chairman of the Board of Directors	$0	$1,713(2)	$1,713
Víctor Arbulu Director	$35,500	$5,929(3)	$41,429
Stephen Ferriss Director	$33,500	$5,929(4)	$39,429
Roberto Valentín Director	$60,500	$5,929(5)	$66,429
Jesús Zabalza Director	$0	$0	$0
José R. González Director(6)	$0	$0	$0
Carlos M. García Former Director(7)	$0	$0	$0
María Calero Director	$0	$0	$0
Juan S. Moreno Director(8)	$0	$0	$0

____________________

(1)

Amount includes retainer fees and fees for attendance to Board of Directors meetings and committee meetings.

(2)

Amount corresponds to estimated value for personal use of Club Memberships at 50% of memberships’ payments.

(3)

Amount corresponds to health insurance premiums.

(4)

Amount corresponds to health insurance premiums.

(5)

Amount corresponds to health insurance premiums.

(6)

Mr. González is also a named executive officer and his compensation is fully reflected in the Summary Compensation Table below.  Mr. González resigned as President and Chief Executive Officer of the Corporation effective on August 28, 2008.

(7)

Mr. García was a director of the Corporation until December 31, 2008.  Mr. García is also a named executive officer and his compensation is fully reflected in the Summary Compensation Table below.

(8)

Mr. Moreno is also a named executive officer and his compensation is fully reflected in the Summary Compensation Table below.

Indemnification of Directors

At the annual meeting of Stockholders of the Corporation held on May 1, 2000, the Board of Directors of the Corporation expressly authorized the Corporation to enter into indemnification agreements with directors of the Corporation in order to indemnify them in their capacity as directors of the Corporation in accordance with Article 4.08 of the General Corporations Law of Puerto Rico.  To the extent permitted by federal laws, the Corporation:  (i) is authorized to indemnify each director of the Corporation for amounts paid in expenses, judgments, fines and settlements in connection with any action arising from his position as Director of the Corporation, if such Director acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; (ii) may indemnify each Director of the Corporation for the expenses incurred in defending against liability arising from action taken in connection with his position, if such actions were taken in good faith and in a manner reasonably believed to be in, or not opposed to, the Corporation’s best interest, and (iii) may advance to any Director the costs associated with any such action upon receipt of an undertaking by or on behalf of the Director to repay such amount if it is ultimately determined that such Director is not entitled to indemnification from the Corporation.

EXECUTIVE OFFICERS

The Corporation’s executive officers are appointed by the Board of Directors and hold office at its discretion. Listed below are the Corporation’s current executive officers, their respective positions and certain biographical information, with the exception of Mr. Juan S. Moreno and Ms. María Calero, who are executive officers and directors of the Corporation and were already mentioned under the “Nominees for Directors” and “Members of the Board of Directors” sections of this Proxy Statement.

Carlos Acevedo.  (34 years).  Mr. Acevedo was appointed Operations and Underwriting Vice-President of Santander Insurance Agency, Inc. in November 2007, and, effective on March 16, 2009 he became President of Santander Insurance Agency, Inc.  Mr. Acevedo served as Sales and Marketing Vice-President of Santander Insurance Agency, Inc. from December 2004 to December 2007.  Prior to joining Santander Insurance Agency, Inc., Mr. Acevedo worked for BBVA Seguros, Inc., as Vice-President in charge of the business operation.  Mr. Acevedo holds a Bachelor’s Degree in Business Administration and an MBA with a major in Finance from the Interamerican University of Puerto Rico.  He holds the life, disability, miscellaneous and title insurance licenses.

José Alvarez (52 years). Mr. Alvarez was named Executive Vice President in August 2006.  Mr. Alvarez joined the Corporation as First Senior Vice President and Director of Operations and Information Technology in 2004.  Since 1979, Mr. Alvarez has held various responsibilities within BSSA and its subsidiaries such as Director of Operations for the America Division in Madrid, Spain, Project Coordinator for the implementation of the Euro, and International Coordinator of Management Information Technology for Latin-American branches. In the past, he also held positions as Systems Director of Banco Santander in New York, and International Branches Coordinator for the implementation of the information and software systems for the New York, Hong Kong, and Frankfurt branches of Banco Santander.  Prior to this, in Frankfurt, Germany, he held various responsibilities as Operations Manager, Systems Analyst, and Systems Director for the Bank of America Visa International Division. Mr. Alvarez has a Bachelor’s Degree in Business Administration with a concentration in Information Systems and is a graduate of the Werner von Siemens and the Frankfurt Chamber of Commerce.

Rafael S. Bonilla (37 years).  Mr. Bonilla has served as Senior Vice President and General Counsel since September 2005.  Mr. Bonilla arrived at the Corporation in 2001 as Assistant General Counsel in the Legal and Compliance Division.  In August 2003, Mr. Bonilla became Vice President, Legal Counsel and Director of the Litigation and Legal Collection Department in the Collection Division of the Corporation.  In January 2005, Mr. Bonilla became Director of Administration in Commercial Banking.  From September 2005 to July 2008, Mr. Bonilla served as Director of Corporate Compliance in addition to his current positions as Senior Vice President and General Counsel.  Mr. Bonilla serves as Director of Santander Financial Services, Inc., Santander Insurance Agency, Inc. and BST International Bank, Inc.  Mr. Bonilla also serves as Secretary of the Board of the Corporation and several of its subsidiaries and affiliates, including the Bank, Santander Securities Corporation, Santander Insurance Agency, Inc., Santander International Bank, Inc., Santander Financial Services, Inc., Island Insurance Corporation, Crefisa, Inc. and BST International Bank, Inc.  Prior to joining the Corporation in January 2001, Mr. Bonilla worked as an attorney in the litigation division of Fiddler, González & Rodríguez, LLP.  Mr. Bonilla holds a Bachelor’s Degree in Business Administration from the University of Florida and a Juris Doctor from the University of Puerto Rico, School of Law.

Miguel Cabeza (40 years).  In April 2006, Mr. Cabeza was appointed Senior Vice President and Internal Audit Director of the Corporation.  Before that date, Mr. Cabeza served as Internal Audit Director of Santander Group in Switzerland from April 2002 to November 2005.  He also served as Internal Audit Team Manager of the Internal Audit Department of BSSA.  Mr. Cabeza joined BSSA in June 1997 as Analyst of the Group Financial Department (General Intervention).  Prior to joining Santander, Mr. Cabeza worked as Financial Manager in several small companies.  Mr.

Cabeza holds a Bachelor’s Degree in Economics from Valladolid University, Spain and a Master’s Degree in Banking and Financial Markets from the University of Cantabria, Spain.

Eric Delgado (46 years).   Mr. Delgado was appointed First Senior Vice President and Middle Market Director in October 2006.  Prior to joining the Corporation, Mr. Delgado worked for Doral Bank from 2003 to 2006 as an Executive Vice President in the areas of Commercial Banking and Credit Administration.  Mr. Delgado holds a Bachelor’s Degree in Business Administration with a major in Finance from the Interamerican University in Puerto Rico.

Mario Delgado (48 years).  Mr. Delgado was appointed President of Santander Financial Services, Inc. in August 2008.  Prior to his appointment as President, Mr. Delgado served as Executive Vice President of Santander Financial Services, Inc. since March 2006.  From 2002 to 2006, Mr. Delgado was Executive Vice President and Chief Operations Officer of Island Finance Puerto Rico, Inc.  Prior to this, Mr. Delgado was at AXA Advisors, LLC, a member of the Global AXA Group, from 1996 as Vice President and District Manager, and from 2000 to 2002 as Executive Vice President and Branch Manager of the Puerto Rico operations of the firm.    From 1990 to 1996, Mr. Delgado was a partner at Vazquez, Delgado & Associates, a private consulting and accounting firm.  Prior to this, Mr. Delgado was at BanPonce Corporation, a bank holding company, from 1986 to 1989 as Vice President and General Auditor of the Corporation, and from 1989 to 1990 as Vice President of the Consumer Banking Group.  From 1984 to 1986, Mr. Delgado worked with Touche Ross & Co. (now Deloitte Touche), and from 1981 to 1984 with Peat, Marwick, Mitchell & Co. (now KPMG).  Mr. Delgado holds a Bachelor’s Degree in Business Administration with a major in Accounting from the University of Puerto Rico.  Mr. Delgado currently serves as President of FINANCO, Puerto Rico’s Finance Company Association.

Roberto Jara (49 years).  Mr. Jara was appointed Executive Vice President & Chief Accounting Officer of the Bank and the Corporation in November 2008, subject to the approval of his non-immigrant visa petition.  Mr. Jara’s visa was approved with a valid date as of December 1, 2008.  Prior to his appointment with the Bank and the Corporation, Mr. Jara served as Accounting Director of Banco Santander Chile from 1989 to 2008.  Mr. Jara holds a Bachelor’s Degree in Accounting with a major in Auditing from the University of Instituto Profesional – Chileans Association of Accountants.  Also he has a degree on Tax Management from Adolfo Ibañez University – Business School and graduated from Business Studies at the Universidad de Los Andes, Chile.

Justo Muñoz (56 years).   Mr. Muñoz was appointed Executive Vice President of the Corporation in May 2008.  Prior to such appointment, he served as Executive Vice President and Consumer Business Director of the Corporation since May 2007.  Prior to joining the Corporation, Mr Muñoz worked for Citigroup for 26 years, until his retirement in April 2006, where he served in various positions, including Senior Country Risk Manager for the Global Consumer Bank in Brazil, Mexico and Japan. Mr. Muñoz holds a Bachelor’s Degree in Business Administration with a major in Finance and an MBA, both from Loyola University.

Ivonna Pacheco (43 years).  Ms. Pacheco has served as First Senior Vice President and Human Resources Director of the Corporation since March 2001.  Ms. Pacheco began working at the Bank in 1990 as Manager of the Total Quality Program, becoming Assistant Vice President of the Telephone Banking Department in 1995.  In November 2000, Ms. Pacheco was appointed Director of Human Resources.  Prior to her employment at the Corporation, Ms. Pacheco served as Organizational Development Consultant for Banco Popular de Puerto Rico.  She is a licensed psychologist with a Ph.D. in Industrial Organizational Psychology from Carlos Albizu University.

James A. Rodríguez (52 years).  Mr. Rodríguez joined Santander Securities Corporation in April 2005, as Managing Director and Branch Manager and on January 1, 2006, he was promoted to President and Chief Executive Officer.  Prior to joining Santander Securities Corporation, Mr. Rodríguez worked for ten years as Managing Director in charge of Institutional Sales for Popular Securities.  He started in 1983 as a trainee at The First Boston Corporation where he went on to become a Director.  After his graduation from Princeton University with a Bachelor’s Degree in Economics, Mr. Rodríguez worked for the General Electric Corporation in Philadelphia, Pennsylvania.  He then went on to obtain a Master’s in Business Administration in Finance from Indiana University as a Fellow of The Consortium for Graduate Study in Management.

José Santoni (52 years).  Since July 2003, Mr. Santoni has served as First Senior Vice President and Credit Risk Management Director of the Corporation.  Mr. Santoni joined the Bank in 1985 where he held various positions including Assistant Vice President of the Credit Department, Vice President and Assistant to the President of Santander National Bank, a former affiliate, and Senior Vice President and Director of the Credit Administration Division of the Bank.  From 1976 to 1983, Mr. Santoni worked for the Division of Bank Supervision of the Federal Deposit Insurance Corporation, New York Region.  Mr. Santoni holds a Bachelor’s Degree in Finance from the University of Puerto Rico.

Frank Serra (38 years).  Mr. Serra was appointed President and Chief Executive Officer of Santander Asset Management Corporation (“Santander Asset Management”) in January, 2009, and Senior Vice President of the Trust Division of the Bank in October 2008.  Prior to such appointment, Mr. Serra served as Vice President, Administration and Operations Director of Santander Asset Management from 2003 to 2005, and as Senior Vice President and Chief Operating Officer from 2005 to 2008.  Prior to joining Santander Asset Management, Mr. Serra held various positions with Banco Popular de Puerto Rico, including Assistant Vice President and Assistant Manager in the Trust Department for the Mutual Fund Products.  Mr. Serra holds a Bachelor’s Degree in Business Administration with a major in Accounting from the University of Puerto Rico.

Tomás E. Torres (46 years).  Since March 2009, Mr. Torres has served as Director of Collections and Workouts.  Also, Mr. Torres has served as Executive Vice President of the Corporation since September 2006.  Mr. Torres served as Chief Market and Credit Risk Officer of the Corporation from December 2006 up to December 2008.  He also serves as director of Santander Overseas Bank, Inc., and Crefisa, Inc. since September 2006.  Prior to his employment with the Bank, Mr. Torres served as Senior Executive Vice President of Doral Bank Puerto Rico, from 2002 to 2006.  From 1994 to 2002, Mr. Torres served in the Bank, in various positions, including First Senior Vice President and Director of the Credit Administration Department of the Bank.  Mr. Torres holds a Bachelor’s Degree in Business Administration from Inter American University of Puerto Rico. Mr. Torres has 22 years of experience in the banking industry.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Disclosure and Analysis

This Compensation Disclosure and Analysis (“CD&A”) provides information related to the Corporation’s compensation pay policies and pay levels of its named executive officers (“NEOs”) for the fiscal year ended December 31, 2008. The information provided below includes, among other things, the objectives of the Corporation’s compensation program and the elements of compensation that the Corporation provides to its NEOs.

The employees of the subsidiaries of the Corporation are deemed to be the Corporation’s employees.  The Corporation’s NEOs are:  Mr. José R. González, former President and Chief Executive Officer until August 2008; Mr. Carlos García, interim President and CEO from August 2008 to October 2008, and Senior Executive Vice President and Chief Operating Officer until December 2008; Mr. Juan S. Moreno, current President and Chief Executive Officer (“CEO”) since October 2008; Ms. María Calero, former Chief Accounting Officer until November 2008 and current Senior Executive Vice President and Chief Compliance Officer; Mr. Roberto Jara, current Executive Vice President and Chief Accounting Officer (“CAO”) appointed since November 2008; and the three most highly-compensated executive officers other than the CEO and the CAO, which are: Mr. José Alvarez, Executive Vice President and Director of Operations and Information Technology; Mr. James Rodríguez, President of Santander Securities Corporation; and Mr. Héctor Calvo, former President of Santander Insurance Agency, Inc. until March 2009.

Mr. Moreno, Mr. Alvarez, Mr. Calvo and Mr. Jara are foreign employees (the “Expatriated NEOs”) who serve(d) as executive officers of the Corporation under BSSA’s expatriate program (the “Expatriated Program”).  The Expatriated Program was created and is administered by BSSA in response to the fast growing international financial industry.  The main objective of the Expatriated Program is to develop human resources with international skills to implement new strategies and facilitate all kind of international transactions.  The Expatriated NEOs contribute to the Corporation with their knowledge and expertise on international affairs and new global business strategies.  Once an Expatriated NEO is assigned to the Corporation, he or she becomes an employee of the Corporation for a certain period of time, pursuant to the terms of the Expatriated NEO’s letter of condition.

Overview of Compensation Program and Philosophy

The Compensation Committee is responsible for determining and recommending to the Board of Directors of the Corporation the compensation of the Corporation’s NEOs and the Expatriated NEOs.  The Compensation Committee endeavors to maintain an executive compensation that is fair, reasonable, and consistent with the Corporation’s size and the compensation practices of the financial services industry.  The main objective of the Compensation Committee is to develop a compensation program which creates shareholder value by (i) competing for, attracting and retaining, talented professionals in the banking and financial institutions industry; (ii) motivating employees to achieve superior results for the Corporation; and (iii) obtaining the maximum performance from each employee.  These objectives and policies guide the Compensation Committee in assessing the proper allocation between the elements of compensation discussed below.

 The Compensation Committee as a whole considers, among other factors, competitive pay practices in order to develop a stronger relationship between executive compensation and the Corporation’s short-term and long-term performance.  The Corporation benchmarks its overall compensation and benefits program, against its peers, using the survey coordinated by the Puerto Rico Bankers’ Association.  For fiscal year 2008 the survey was performed by Watson Wyatt & Company.  The Corporation generally targets its initial overall compensation and benefits program in the 75th percentile of the peer group for its officers and in the 50th percentile of the peer group for the rest of its employees.  Any changes to the overall compensation and benefits program are analyzed in light of the overall objectives of the Corporation, including the effectiveness of the retention and incentive features of such program and the targeted percentile range. The peer group used by the Compensation Committee for comparison purposes is reviewed in light of industry developments and significant mergers/acquisitions, to ensure that it is consistent with the Corporation’s size and objectives.  The peer group currently consists of the following financial institutions: Banco Bilbao Vizcaya Argentaria, Banco Popular de Puerto Rico, Doral Financial Corporation, Citibank, FirstBank, R-G Financial Corporation, Oriental Financial Group, Westernbank and Scotiabank Puerto Rico, all of which are located in Puerto Rico and have a strong component in retail banking.

The Corporation’s compensation and benefits program for its NEOs (the “NEOs Compensation Program”) consists of the following elements: a base salary, a performance bonus incentive plan, an optional deferred compensation plan, an optional 1165(e) plan, a Christmas bonus, car allowance, medical, life and other insurance coverage, and other incidental benefits.  The compensation and benefits program applicable to the Expatriated NEOs (the “Expatriated NEOs Compensation Program” and together with the NEOs Compensation Program the “Compensation Program”) consist of the following elements: a base salary, a performance bonus incentive plan, and certain perquisites such as housing, school payments, utilities, vacations, tax gross-ups and other related expenses.  In addition to the elements of compensation mentioned above, during fiscal years 2006 and 2007 the Corporation awarded option and stock awards to qualifying executive officers, including the NEOs, under certain incentive plans sponsored by BSSA.  Said elements of compensation have been chosen because each is considered useful and necessary to meet one or more of the objectives of the compensation program.  The Compensation Program is designed to reward superior individual performance and employee longevity.  The Compensation Committee has developed a compensation strategy that ties a significant portion of executive compensation to the Corporation’s success in meeting each executive’s performance goals.  The overall objective of this strategy is to provide compensation levels that recognize each executive’s individual contributions, as well as overall business results.

The CEO of the Corporation submits to the Board of Directors each year a plan setting forth the annual short-term and long-term quantitative and intangible goals for the Corporation.  The evaluations of the NEOs’ and Expatriated NEOs’ performances are made based in part on such goals and their individual performance to help attain such goals.  The Compensation Committee takes into account the recommendations of the CEO in their evaluation of each NEOs’ and Expatriated NEOs’ compensation (other than the CEO’s compensation).

The elements of compensation:

A.  Base Salary

Base salaries enable the Corporation to attract management with the required skills and experience.  Base salaries are designed to reward experience, skills and responsibilities undertaken by the NEOs and Expatriated NEOs.

The NEOs’ base salaries are initially determined by evaluating the responsibilities of the position to be held and the experience of the individual.  As discussed above, to help in identifying the appropriate amount of base salary for each NEO, the Compensation Committee considers the individual experience and skills and the competitive pay practices in the financial industry.

The NEOs are usually entitled to increases of base salary, when appropriate.  The base salary increases are based mainly on merit and the NEOs undertaking of new responsibilities.  The salary increase strategy allows discretionary salary increases to provide the opportunity to recognize changes in performance levels and responsibilities.  Salary adjustments are determined by evaluating the performance of the Corporation and of each NEO.  The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and when appropriate, also considers non-financial performance measures.  Non-financial performance measures may include increases in market share, financial strength, regulators’ reviews, efficiency gains, improvements in services, and improvements in relations with customers and employees.

Expatriated NEOs’ base salary is initially determined using the base salary of the Expatriated NEO prior to his/her relocation to the Corporation, revised to reflect any changes in position or responsibilities, if applicable, and adjusted by the difference in the cost of living between the country of origin and Puerto Rico, including taxes, plus the expatriation fees established by BSSA’s applicable policies and procedures for Expatriated NEOs.  The Expatriated NEOs’ base salary is established in a letter of conditions executed by the Expatriated NEO with BSSA.  The Expatriated NEOs may be entitled to base salary increases, when appropriate, under conditions similar to those applicable to the NEOs.

None of the NEOs’ base salaries were increased or revised during fiscal year 2008, except the salary of Mr. José Alvarez.

B. Performance Bonus Incentive Plan

The Corporation chooses to provide the Performance Bonus Incentive Plan (the “Bonus Incentive Plan”) because it is a powerful tool to motivate employees to attain high levels of performance and to take actions to support the Corporation’s goals and strategies during each fiscal year.  The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures in order to provide its employees with a performance bonus.  Among the factors taken into consideration to determine the performance bonus are the financial results for the applicable fiscal year, the percentage of attainment of the Corporation’s pre-established goals, individual performance goals, anticipated difficulty and importance of achieving such goals, and the financial results and market conditions in the financial industry.  Accordingly, the amount of the bonuses paid will vary from year to year and will depend on actual performance.

The amount of performance bonus is directly linked to the financial results of the Corporation determined in accordance with GAAP, the Corporation’s compliance with its objectives for the fiscal year and the NEOs’s individual achievement of their respective goals.  The NEOs and Expatriated NEOs are individually evaluated after the end of each fiscal year.

The weighting between the Corporation’s goals and the individual performance reflect the degree of influence a participant has over the achievement of the Corporation’s goals.  The following table shows the weighting between the achievement of Corporation’s and individual goals in order to determine the applicable performance bonus:

NEO	Corporation’s Financial Results and Compliance with Corporate Objectives	NEO’s Individual Performance
José R. González(1)	N/A	N/A
Carlos M. García	50%	50%
Juan S. Moreno	30%	70%
María Calero	20%	80%
Roberto Jara(2)	N/A	N/A
José Alvarez	20%	80%
James Rodríguez	20%	80%
Héctor Calvo	20%	80%

_______________________

(1)

Mr. González terminated his employment effective August 28, 2008 and was not entitled to a performance bonus.

(2)

Mr. Jara’s appointment was effective on December 2008 and therefore was not entitled to a performance bonus by the Corporation.

To be eligible for the performance bonus, a NEO must remain an employee of the Corporation for the entire fiscal year.  Performance bonuses are paid in cash and are designed to reward progress toward and achievement of performance goals.

For fiscal year 2008, the Compensation Committee reviewed and evaluated the individual and corporate performance against the targeted goals, taking into consideration the factors mentioned above and additional factors that might have affected the achievement of such targets, such as changes in financial market conditions.  Based on such evaluations, the Compensation Committee recommended the applicable performance bonuses reflected in the Summary Compensation Table below for each of the NEOs and Expatriated NEO.  The Compensation Committee believes that the recommended performance bonus awards were consistent with the objectives of the Bonus Incentive Plan. At the time the performance goals for fiscal year 2008 were set, the Compensation Committee believes that the targeted goals would be difficult but achievable with significant effort.

C. Optional Deferred Compensation Benefit

The Corporation offers optional deferred compensation benefits to its NEOs through the Bank, Santander Financial Services Inc. and, since January 2007, through Santander Securities Corporation.  The optional non-qualified deferred compensation benefit is offered to high level employees in order to allow them to defer more compensation than they would otherwise be permitted to defer under a tax-qualified retirement plan.  Further, the Corporation offers the optional deferred compensation benefit as a competitive practice to enable it to attract and retain top talent.  This optional benefit is designed to reward the expertise and talent of the Corporation’s NEOs.

Under the Bank’s and Santander Financial Services, Inc.’s optional deferred compensation plan, both entities offer to their NEOs, upon specific request, the option to defer compensation pursuant to the provisions of a non-qualified deferred compensation agreement to be negotiated between the corresponding entity and the NEO requesting such deferment benefit.  The agreement allows the NEO to voluntarily defer receipt of a portion of his/her base salary, above a specified amount, and all or a portion of the bonus payment, until the date or dates established in the agreement.

The amount credited by the NEO to the optional deferred compensation plan consists only of cash compensation that has been earned and payment of which has been deferred by the participant.  The Corporation does not make matching or other employer contributions to the optional deferred compensation plan.

None of the NEOs participates under Santander Financial Services, Inc.’s optional deferred compensation plan.

Ms. María Calero is the only NEO who currently enjoys the Bank’s optional deferred compensation benefit under a Deferred Compensation Agreement executed on June 24, 1993, as amended.  Under Ms. Calero’s deferred compensation agreement, Ms. Calero is entitled to defer up to 40% of the sum of her base salary and Christmas bonus each year.  Any deferred compensation trust account’s investment income, including net capital gains, shall be paid to Ms. Calero within five days after such income is received by the trustee.  In case of termination of employment for any reason, other than death, Ms. Calero will be entitled to receive payments from the deferred compensation trust account over a ten-year period.  The ten-year period may be extended by Ms. Calero if requested prior to the date of termination of employment.  In case of death, the unpaid value of the deferred compensation trust account will be paid to the beneficiaries in a lump sum within 30 days after death.  The agreement provides that Ms. Calero will not be entitled to any payments of the unpaid value of the deferred compensation trust account if certain events of forfeiture occur.

The following table sets forth the information related to Ms. Calero’s deferred compensation plan:

Deferred Compensation Table
NEO	Executive contributions in fiscal year 2008	Registrant contributions in fiscal year 2008	Aggregate earnings in fiscal year 2008	Aggregate withdrawals /distributions in fiscal year 2008	Aggregate balance as of December 31, 2008
María Calero	$103,762(1)	$0	$44,624(2)	$432,231(3)	$1,349,464(4)

_______________________

(1)

Includes base salary in the amount of $103,762 earned during fiscal year 2008. Ms. Calero did not defer any portion of the performance bonus or Christmas bonus earned during fiscal year 2008.

(2)

Includes dividend income in the amount of $50,863, less tax withholdings in the amount of $6,239.

(3)

Represents dividend distributions in the amount of $34,353 and capital gain distributions in the amount of $397,878.

(4)

The aggregate balance as of December 31, 2008 is comprised of compensation deferred by Ms. Calero in the amount of $1,190,789 and an incremental value as of December 31, 2008 of $158,675

Under Santander Securities Corporation’s optional deferred compensation plan, Santander Securities Corporation offers to its NEOs, upon specific annual request, and upon approval of the Compensation Committee, the option to voluntarily defer receipt of not less than $10,000 and up to 100% of his/her compensation in excess of $100,000, for a maximum deferral period of two years and one business day. Under the current terms of the plan, the plan will credit interest on a tax-deferred basis, compounded annually at a 7% annual rate. The NEO will receive a lump sum payment after the two-year anniversary of each year’s contribution.

The amount credited by the NEO to the optional deferred compensation plan consists only of cash compensation that has been earned and payment of which has been deferred by the participant.  Santander Securities Corporation does not make matching or other employer contributions to the optional deferred compensation plan, except for the payment of interests over the portion of compensation deferred under the plan.

Mr. James Rodríguez is the only NEO who enjoyed Santander Securities Corporation’s optional deferred compensation benefit for the year 2007.  For fiscal year 2008, contributions under the plan were not in effect.  The distribution of the aggregate balance of Mr. Rodríguez’s plan is payable in the first quarter of 2009.  The following table sets forth the information related to Mr. Rodríguez’s deferred compensation plan as of December 31, 2008:

Deferred Compensation Table
NEO	Executive contributions in fiscal year 2008	Registrant contributions in fiscal year 2008	Aggregate earnings in fiscal year 2008	Aggregate withdrawals /distributions in fiscal year 2008	Aggregate balance as of December 31, 2008
James Rodríguez	$0	$0	$7,822(1)	$0	$120,172(2)

_______________________

(1)

Represents interest income earned during 2008.

(2)

The aggregate balance as of December 31, 2008 is comprised of interest income earned during 2008 plus the balance as of December 31, 2007.

D. Long Term Incentive Plan

I06 Plan:

BSSA sponsored a long term incentive plan, known as the I06 Plan, for certain of its employees and those of its subsidiaries, including the Corporation.  The plan was approved by the Board of Directors of the Corporation on December 29, 2006.  Under said plan BSSA awarded to a select group of key employees of the Corporation and its subsidiaries, including some of the NEOs, options to receive shares of common stock of BSSA if certain conditions under the incentive plan were met.  The conditions for the granting of the award were met and the participants were able to exercise their rights under the incentive plan between January 15, 2008 and January 14, 2009.  Participant employees who exercised their rights received from his/her employer the amount of shares of common stock of BSSA that resulted from (A) the product of (i) the opening market price of the BSSA shares of common stock at the time of exercise of the rights (which is two days after notification of intention to exercise)(“Settlement Date”), minus the average weighted price of such shares during the first 15 trading days of 2005, and (ii) the number of options awarded to the participant employee; (B) less Spain’s 18% applicable tax withholding; (C) divided by the price of the BSSA shares of common stock at the time of exercise of the rights.  BSSA determined that the average weighted price of the BSSA shares during the first 15 trading days of 2005 was €9.09.  Thus, the formula was as follows:

NS= (MP-€9.09) x NO x (1-.18)

        MP

Where:

NS = Number of Shares of BSSA

MP = Opening Market Price in Euros at exercise date

NO = Number of options to be exercised

The table below sets forth the number of options awarded to each NEO under the I06 Plan and the number of options exercised by each of them:

NEO	Number of Options	Options Exercised
José R. González	176,200	176,200
Carlos M. García	185,500	145,500
María Calero Padrón	60,300	60,300
Roberto Jara	0(1)	0
José Alvarez	62,300(2)	62,300
James Rodríguez	0(3)	0
Juan S. Moreno	0(4)	0
Héctor Calvo	36,100(5)	0

__________________________

(1)

Prior to joining the Corporation, Mr. Jara was granted 29,400 options by BSSA, through Banco Santander Chile.  Mr. Jara was not included under Puerto Rico’s I06 Plan.  Prior to his assignment to the Corporation, Mr. Jara had exercised all the options granted to him.

(2)

Mr. Alvarez’s options were granted to him directly by BSSA and, therefore, were not included under Puerto Rico’s I06 Plan.  However, the terms and conditions of the BSSA I06 Plan were substantially similar to the Puerto Rico I06 Plan, except that Mr. Alvarez had the option to exercise his option awards either by: (i) paying the base price of €9.09 per share to acquire one BSSA share per option awarded; or (ii) receiving the number of BSSA shares resulting from the I06 formula described above.  At the time of exercise, Mr. Alvarez elected the second option.

(3)

Mr. Rodríguez did not meet all the requirements to participate in the I06 Plan.

(4)

Prior to joining the Corporation, Mr. Moreno was granted 122,000 options directly by BSSA.  Mr. Moreno was not included under Puerto Rico’s I06 Plan.  Mr. Moreno did not exercise any of his options, and the term for exercise expired.

(5)

Mr. Calvo’s options were granted to him directly by BSSA and, therefore, were not included under Puerto Rico’s I06 Plan.  Mr. Calvo did not exercise any of his options, and the term for exercise expired

In accordance to Generally Accepted Accounting Principles (GAAP), the Corporation, through its subsidiaries, recognized a monthly expense in connection with the incentive plan over the service period of 14 months.  BSSA reimbursed the Corporation, through its subsidiaries, an amount equal to the expense recognized for financial statement purposes in connection with the incentive plan.  This reimbursement was considered a capital contribution to the Corporation and did not generate any income tax liability to the Corporation or its subsidiaries.  The Corporation’s total compensation expense for the I06 Plan was $4.3 million.  For fiscal year 2007, the Corporation recognized a compensation expense of $10.3 million and in 2006 the Corporation recognized a compensation expense of $0.8 million related to the incentive plan.  Therefore, during fiscal year 2008 the Corporation recognized a reversal of expense of approximately $6.85 million given the excess compensation expense recognized by the Corporation during fiscal years 2006 and 2007.  The reversal was brought about by a decline of the stock price of BSSA when the options under the I06 Plan were exercised.

I09 Plan and I10 Plan:

BSSA also sponsors two additional long term incentive plans, hereinafter referred to as I09 Plan and I10 Plan, for certain of its employees and those of its subsidiaries, including the Corporation.  These plans were approved by the Board of Directors of the Corporation on December 3, 2007.  Under the plans, BSSA awarded to a select group of key employees of the Corporation and its subsidiaries, including some of the NEOs, shares of common stock of BSSA.  Both plans are subject to the following conditions:

Conditions	I09 Plan	I10 Plan
Service Condition	From grant date through June 30, 2009	From grant date through June 30, 2010
Stockholder Return Condition	Up to 50% of the shares to be awarded will be based on BSSA Total Stockholder Return, as defined for the plan, measured from 2007 through 2009.	Up to 50% of the shares to be awarded will be based on BSSA Total Stockholder Return, as defined in the plan, measured from 2007 through 2010.
Earnings Per Share Condition

Up to 50% of the shares to be awarded will be based on BSSA Earnings Per Share Growth, as defined for the plan, measured based on the audited consolidated financial statements of BSSA and 21 international financial institutions for fiscal years 2006 through 2008.

Up to 50% of the shares to be awarded will be based on BSSA Earnings Per Share Growth, as defined for the plan, measured based on the audited consolidated financial statements of BSSA and 21 international financial institutions for fiscal years 2006 through 2009.

The actual number of shares to be received by the NEOs will depend on the sum of the two different rankings for the BSSA shares when compared to a group of 21 international financial institutions to be determined by BSSA as follows:

BSSA’s ranking based on Total Stockholder Return	% of shares to be awarded	BSSA’s ranking based on Earnings Per Share Growth	% of shares to be awarded
1st to 6th	50%	1st to 6th	50%
7th	43%	7th	43%
8th	36%	8th	36%
9th	29%	9th	29%
10th	22%	10th	22%
11th	15%	11th	15%
12th and below	0%	12th and below	0%

Under the I09 Plan, participant employees, including the NEOs, will receive their corresponding shares of stock of BSSA no later than July 31, 2009.  Under the I10 Plan, participant employees, including the NEOs, will receive their corresponding shares of stock of BSSA no later than July 31, 2010.

The Corporation recognized a compensation expense of $106,900 in 2007 and $1,599,620 in 2008 for the I09 Plan, and $97,500 in 2007 and $1,447,212 in 2008 related to the I10 Plan.

I11 Plan:

On February 26, 2009, the Board of Directors of the Corporation approved a third cycle under the long term incentive plan, hereinafter referred to as I11 Plan for certain of its employees and those of its subsidiaries, including the Corporation.  The I11 is subject to the following conditions:

Conditions	I11 Plan
Service Condition	From grant date through June 30, 2011
Stockholder Return Condition	Up to 50% of the shares to be awarded will be based on BSSA Total Stockholder Return, as defined for the plan, measured from 2008 through 2011.
Earnings Per Share Condition

Up to 50% of the shares to be awarded will be based on BSSA Earnings Per Share Growth, as defined for the plan, measured based on the audited consolidated financial statements of BSSA and 21 international financial institutions for fiscal years 2006 through 2010.

The actual number of shares to be received by the participants under the I11 Plan will depend on the sum of the two different rankings for the BSSA shares when compared to a group of 21 international financial institutions to be determined by BSSA as described above under the I09 Plan and I10 Plan Caption.  Under the I11 Plan, participant employees will receive their corresponding shares of stock of BSSA no later than July 31, 2011.  As of December 31, 2008, no shares under the I11 Plan had been granted to any of the NEOs.  There has been no compensation expense recognized by the Corporation for the I11 Plan during the year ended December 31, 2008.

E. Retirement-Related Benefits

The Corporation’s qualified defined benefit and contribution plans are intended to help encourage the accumulation of wealth over a long period of time.  These benefits are also part of the Corporation’s strategy to compete for and retain talent that might otherwise be lured away from the Corporation by competing financial institutions who offer their employees similar compensation packages.

Pension Plan

The Corporation has a qualified defined benefit retirement plan that provides eligible employees (including executive officers) with defined retirement benefits (the “Retirement Plan”). The Retirement Plan was frozen as of December 31, 2006.

The compensation basis used for the Retirement Plan formula is basic annual earnings and is subject to the limitations under the U.S. Internal Revenue Code (the “Code”).  The normal retirement age under the Retirement Plan is 65 years of age; early retirement age is 55 years of age and 15 years of service.  At early retirement, benefits are subject to actuarial reduction.  The Retirement Plan complies with the Employees Retirement Income Security Act of 1974, as amended (“ERISA”), and pension costs are funded according to ERISA’s minimum funding standards.  During fiscal year 2006, the total contribution to the Retirement Plan by the Corporation amounted to $2,676,400.  During fiscal year 2007, the total contribution to the Retirement Plan by the Corporation amounted to $5,743,000.  During fiscal year 2008, the total contribution to the Retirement Plan by the Corporation amounted to approximately $3,335,000.

Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other retirement benefits received by participants.  None of the NEOs received any benefit payments from the Retirement Plan during the fiscal year ended December 31, 2008.

The following table sets forth the estimated benefits under the Retirement Plan as of December 31, 2008 for the participating NEOs:

Pension Plan Table
NEO	Plan name	Number of Years Credited Service as of 12-31-08	Present Value of Accumulated Benefit as of 12-31-08	Payments during Fiscal year 2008	Change in Pension Value
José R. González	Plan de Pensión para los Empleados de Banco Santander Puerto Rico	5.8	$88,500	0	$11,629
María Calero	Plan de Pensión para los Empleados de Banco Santander Puerto Rico	12	254,953	0	32,317

Employees Savings Plans

The Corporation has a defined contribution savings plan pursuant to Section 1165 (e) of the Puerto Rico Internal Revenue Code of 1994, as amended (the “Puerto Rico Code”), which is similar to Section 401-K of the Code.  The Plan complies with ERISA and is qualified under the Puerto Rico Code. Employees from the Bank, Santander Insurance Agency, Inc., and Santander International Bank, Inc., benefit from this savings plan.  The employees are eligible to participate in the Corporation’s savings plan after completing six (6) months of service. There is no minimum age requirement to participate.  Participating employees may contribute from 1% to 10% of their annual compensation or $8,000 (for the year ended December 31, 2008), whichever is lower.  Pursuant to certain recent amendments to the Puerto Rico Internal Revenue Code, the maximum amount that may be contributed increases to: (i) $9,000 for a calendar year beginning after January 1, 2009, (ii) $10,000 for a calendar year beginning after January 1, 2011, and (iii) $11,000 for a calendar year beginning after January 1, 2013.  The Corporation contributes to the savings plan 50% of the employee’s contributions for a particular year up to not less than 4% nor more than 6% of the employee’s total compensation, as approved by the Board of Directors on an annual basis.  The Corporation’s contributions to the Savings Plan for the fiscal year ended December 31, 2008 amounted to approximately $610,000.  The Corporation’s contributions become 100% vested after five years from the date the employee became a participant under the savings plan.

Santander Securities Corporation has a deferred arrangement profit sharing plan under Section 1165 (e) of the Puerto Rico Code, which became effective January 1, 1997.  Employees from Santander Securities Corporation and Santander Asset Management Corporation benefit from the Santander Securities Corporation’s profit sharing plan.  Under this plan, Santander Securities Corporation makes contributions to match 50% of employees’ allowable contributions as defined under the Puerto Rico Code.  In addition, the plan provides for Santander Securities Corporation to make contributions based on its profits and such contribution is allocated between employees based on the compensation of eligible employees, as defined therein. Santander Securities Corporation’s contributions to the plan amounted to approximately $356,000 for the matching and approximately $410,000 for the profit sharing provision for the fiscal year ended December 31, 2008. Santander Securities Corporation’s contributions become 100% vested once the employee attains five years of service.

Santander Financial Services, Inc. also has its own defined contribution savings plan under Section 1165 (e) of the Puerto Rico Code for its employees.  The Plan complies with ERISA and is qualified under the Puerto Rico Code.  The employees of Santander Financial Services, Inc. are eligible to participate in the savings plan after completing six (6) months of service.  There is no minimum age requirement to participate.  Participating employees may contribute from 1% to 10% of their annual compensation or $8,000 (for the year ended December 31, 2008), whichever is lower.  Pursuant to certain recent amendments to the Puerto Rico Internal Revenue Code, the maximum amount that may be contributed increases to: (i) $9,000 for a calendar year beginning after January 1, 2009, (ii) $10,000 for a calendar year beginning after January 1, 2011, and (iii) $11,000 for a calendar year beginning after January 1, 2013.  Under this plan, Santander Financial

Services, Inc. makes contributions to match 50% of employees’ allowable contributions up to 6% of the employee’s total compensation. Santander Financial Services, Inc.’s contributions become 100% vested once the employee attains five years of service. Santander Financial Services, Inc.’s contributions to the savings plan for the fiscal year ended December 31, 2008 amounted to approximately $144,000.

Mr. Juan S. Moreno participates in a defined contribution plan funded by Banco Santander Serfin in Mexico.  Under this plan, Mr. Moreno may contribute up to 6% of his annual compensation.  Under this plan, Banco Santander Serfin makes a 2% fixed contribution of his annual compensation including salary, bonus and vacation license, and a contribution of 166.66% of the total contribution made by the employee to the plan, the percentage being based on his years of service and contributions to the plan.  The number of years of service credited to Mr. Moreno under the plan is 21.81 years.  Banco Santander Serfin’s contributions to the savings plan of Mr. Moreno, corresponding to the months of September to December 31, 2008 amounted to $17,982 (based in the amount of 245,873.40 MXN, using an exchange rate of 13.6733 as of December 31, 2008).

Mr. Moreno, Mr. Alvarez and Mr. Calvo, as expatriated NEOs also participate in an employees’ pension plan funded by BSSA.  The plan is available to employees after completing two years of service.  Under this plan, the employees contribute up to the established legal limits according to Spanish law, and BSSA contributes a fixed amount of 560 € annually.

Mr. José Alvarez participates in a defined contribution plan for executive officers funded by BSSA.  Under this plan, BSSA makes a fixed annual contribution of 22% of Mr. Alvarez’s annual salary.  Under the plan, Mr. Alvarez is also entitled to a one time extraordinary contribution in the amount established by BSSA based on prior years of service.  The number of years of service credited to Mr. Alvarez under the plan is 16.45 years.  BSSA’s contributions to the savings plan of Mr. Alvarez for year 2008 amounted to $36,186 as ordinary contribution (based in the amount of 25,960 €) and $476,203 as extraordinary contribution (based in the amount of 341,633.60 €).  The dollar amounts were calculated using an exchange rate of 1.3939 as of December 31, 2008.

G. Perquisites

The Corporation offers to its NEOs and Expatriated NEOs certain perquisites under the Corporation’s policies and procedures and depending on the terms and conditions of the employment agreements with the NEOs or Expatriated NEOs, if any.  These perquisites are offered as part of the Compensation Program as an additional incentive to fulfill the objectives of the Corporation.  Following is a brief description of the perquisites offered by the Corporation to the NEOs and Expatriated NEOs.

Company Owned Cars

The Corporation approved a new Company Owned Car policy on January 17, 2007.  Company owned cars are assigned to the President and CEO up to an amount determined by the Board of Directors of the Corporation from time to time and to the Senior Executive Vice President and the Executive Vice Presidents up to $60,000.  Company owned cars are assigned and may be used in accordance with the company owned car policies and procedures approved by the Board of Directors of the Corporation. Company owned cars are changed every four to five years, depending on the manufacturer’s warranty.  The Corporation reimburses all expenses related to the company owned cars, including gasoline, insurance and maintenance.

Car Allowance

The Corporation offers car allowance benefits to those executive officers who are not eligible to use company owned cars but whose responsibilities require performing a substantial part of his/her job outside the premises of the Corporation.  The amount of the car allowance is determined by the Corporation’s Human Resources Department based on factors such as the position and responsibilities of each executive officer, and based on car allowance policies and procedures.  The car allowance amount is payable in cash in equal monthly installments as part of the compensation package of the executive officer.

Club Memberships

Social club memberships are offered by the Corporation to its NEOs and Expatriated NEOs to encourage business relationships with existing or prospective customers.  To be eligible for the club memberships, the Corporation will evaluate if the NEOs’ participation will increase the business value and if it is closely related with the performance of the NEOs’ professional responsibilities.  Club memberships are assigned and may be used in accordance with the club membership’s policies and procedures.

Expatriated NEOs’ Perquisites

Under the Expatriated NEOs Compensation Program, the Expatriated NEOs are entitled to certain perquisites such as housing, school payments, utilities, vacations, tax gross-ups and other related expenses.  These perquisites are basically offered to compensate the Expatriated NEOs for the difference in the cost of living between his/her country of origin and Puerto Rico.  The amount of the perquisites assigned to each Expatriated NEO will be based on the position held, responsibilities, cost of living and status before the transfer to Puerto Rico, and will be specified in the corresponding employment agreement with such Expatriated NEO.

The Compensation Tables:

The following Summary Compensation Table provides information regarding reportable compensation for each of the Corporation’s NEOs.

Summary Compensation Table
Name and principal position of NEOs	Year	Base salary $	Bonus $(1)	Stock Awards $(2)	Option Awards $(3)	Non-equity incentive plan compensation $(4)	Change in pension plan value & non-qualified deferred compensation earnings $(5)	All other compensation $	Total Compensation $
José R. González Former President and CEO	2008	$477,504(6)	$600	-(7)	$(438,156)	-	$11,629	$2,462,721(8)	$2,514,298
	2007	650,000	2,000	$42,293	1,268,530	$500,000	5,686	26,890(9)	2,495,399
	2006	650,000	2,500	-	103,793	600,000	20,734	31,752(10)	1,408,779
Carlos M. García Interim President and CEO; Former Senior Executive Vice President and COO	2008	556,250(11)	2,000	196,529	(673,351)	350,000(12)	-	569,927(13)	1,001,355
	2007	525,016(14)	2,000	16,283	1,335,484	350,000	-	18,600(15)	2,247,383
	2006	525,000	2,500	-	109,271	450,000	-	18,348(16)	1,105,119
Juan S. Moreno President and CEO	2008	249,641(17)	-	515,887	-	600,000		165,650(18)	1,531,178
María Calero Former CAO; Senior Executive Vice President and Chief Compliance Officer	2008	250,000(19)	2,000	73,698	(149,947)	60,000	32,317	3,214(20)	271,282
	2007	250,000(21)	2,000	7,262	434,122	75,000	10,657	2,834(22)	781,875
	2006	239,602(23)	2,500	-	35,520	90,000	46,054	3,086(24)	416,762
Roberto Jara Executive Vice President and Chief Accounting Officer	2008	35,168(25)	200,000(26)	29,479(27)	-	-(28)	-	111,676(29)	376,323
José Alvarez Executive Vice President and Director of Operations and Information Technology	2008	233,087(30)	600	161,653	(129,847)(31)	75,000	-	854,796(32)	1,195,289
	2007	199,492(33)	3,810	13,721	448,521	92,000	-	265,856(34)	1,009,846
James Rodríguez President of Santander Securities Corporation	2008	250,000	2,000	161,653	-	400,000	-	20,101(35)	833,754
	2007	250,000(36)	2,000	13,721	-	600,000	-	18,774(37)	884,495
	2006	200,000	2,500	-	-	350,000	-	18,334(38)	570,834
Héctor Calvo Former President of Santander Insurance Agency, Inc.	2008	226,193(39)	600	49,132	-	75,000	-	298,944(40)	649,869

(1)

Includes Christmas bonuses earned for the corresponding fiscal year.

(2)

Represents the dollar amount recognized for financial statement purposes pursuant to FAS 123R in connection with the I09 and I10 Plans.

(3)

Represents the dollar amount recognized for financial statement purposes under FAS 123R in connection with the I06 Plan.  For fiscal year 2008 there was a reversal of expenses reported for years 2006 and 2007 due to BSSA stock price declines when the options were exercised.

(4)

The amounts included as non-equity incentive compensation correspond to performance bonuses earned for each fiscal year.

(5)

Includes changes in pension plan value for fiscal years 2006, 2007, and 2008.  Does not include non-qualified deferred compensation earnings since the Corporation understands they are not above-market or preferential earnings.

(6)

Mr. González received salary compensation until August 28, 2008, on which date he resigned as President and CEO of the Corporation.

(7)

Mr. González will not receive shares under the I09 and I10 Plans.

(8)

Includes: $4,000 (Corporation’s contributions to the employees’ savings plan); $5,654 (health insurance premiums); $387 (disability insurance premiums); $990 (life insurance); $16,821 (estimated perquisite value for use of company car at 50% of company car depreciation, costs and expenses for 2008); $6,437 (estimated value for personal use of Club Memberships at 50% of memberships’ payments); $77,605 (compensation pursuant to consulting services agreement with the Corporation); and $2,250,000 (severance compensation of $1,250,000 agreed per employment contract and $1,000,000 additional severance compensation); and $100,827 (book value of company car transferred to Mr. González upon his termination).

(9)

Includes: $4,000 (Corporation’s contributions to the employees’ savings plan); $4,327 (health insurance premiums); $580 (disability insurance premiums); $1,485 (life insurance); $10,024 (estimated perquisite value for use of company car at 50% of company car depreciation, costs and expenses for 2007); $6,474 (estimated value for personal use of Club Memberships at 50% of memberships’ payments).

(10)

Includes: $4,000 (Company’s contributions to the employees’ savings plan); $5,506 (health insurance premiums); $594 (disability insurance premiums); $1,572 (life insurance); $18,040 (estimated perquisite value for use of company car at 50% of company car costs and expenses for 2006); $2,040 (estimated value for personal use of Club Memberships at 50% of memberships’ payments).

(11)

Santander Securities Corporation paid $233,625 of Mr. García’s total base salary and the remaining $322,625 was paid by the Bank.

(12)

The amount of $350,000 was paid by the Bank as a performance bonus for fiscal year 2008.

(13)

Includes: $4,000 (Santander Securities Corporation’s contributions to the employees’ savings plan); $9,000 (2008 Santander Securities Corporation’s profit sharing under Santander Securities Corporation’s deferred arrangement profit sharing plan); $5,654 (health insurance premiums); $580 (disability insurance premiums); $693 (life insurance); and the amount of $550,000 paid by Santander Overseas Bank upon Mr. García’s resignation as severance compensation for services rendered by Mr. García to BSSA and its affiliates other than the Bank and the Corporation.  Mr. García participated in the employees saving plan of Santander Securities Corporation but did not participate in the employee savings plan offered by the Corporation.

(14)

Santander Securities Corporation paid $220,516 of Mr. García’s total base salary and the remaining $304,500 was paid by the Bank.

(15)

Includes: $4,000 (Santander Securities Corporation’s contributions to the employees’ savings plan); $9,000 (2007 Santander Securities Corporation’s profit sharing under Santander Securities Corporation’s deferred arrangement profit sharing plan); $4,327 (health insurance premiums); $580 (disability insurance premiums); $693 (life insurance).  Mr. García participated in the employees saving plan and profit sharing plan of Santander Securities Corporation but did not participate in the employee savings plan offered by the Corporation.

(16)

Includes: $4,000 (Santander Securities Corporation’s contributions to the employees’ savings plan); $7,500 (2006 Santander Securities Corporation’s profit sharing under Santander Securities Corporation’s deferred arrangement profit sharing plan); $5,506 (health insurance premiums); $607 (disability insurance premiums); $735 (life insurance).

(17)

Mr. Moreno commenced as President and CEO on October, 2008.  The amount of $143,077 was paid by the Bank and the amount of $106,564 was paid by BSSA (76,449.99 € converted at December 31, 2008 at the exchange rate of 1.3939).  The amount paid by BSSA corresponds to the months of September to December 2008, including the period prior to his appointment as President and CEO of the Corporation and the Bank, during which Mr. Moreno acted as Director of the Corporation.

(18)

Includes: $8,008 (car allowance); $25,500 (rent); $96,394 (relocation costs); and $2,320 (estimated perquisite value for use of company car at 50% of company car costs and expenses for 2008); the following amounts paid by BSSA in Euros, converted at December 31, 2008 at the exchange rate of 1.3939: $663 (475.41 € health insurance); $781 (560.04 € BSSA employees pension plan); $48 (34.30 € life insurance); $1,403 (1,006.83 € car); $1,012 (726.37 € expenses and utilities); $10,913 (7,828.95 € housing assistance); and $626 (448.96 € social security); and the amount of $17,982 contributed by Banco Santander Serfin in Mexico under a defined contribution plan (245,873.40 MXN converted at December 31, 2008 at the exchange rate of 13.6733).  The amounts paid by BSSA and Banco Santander Serfin correspond to the months of September to December 2008, including the period prior to his appointment as President and CEO of the Corporation and the Bank, during which Mr. Moreno acted as Director of the Corporation.

(19)

Represents the amount of base salary earned by Ms. Calero during fiscal year 2008, a portion of which was deferred pursuant to her Optional Deferred Compensation Benefit Agreement with the Bank.  For information about the amount deferred by Ms. Calero, please see Ms. Calero’s Deferred Compensation Table under the “Optional Deferred Compensation Benefit” heading in the CD&A.

(20)

Includes: $2,283 (health insurance premiums); $424 (disability insurance premiums); $507 (life insurance).

(21)

Represents the amount of base salary earned by Ms. Calero during fiscal year 2007, a portion of which was deferred pursuant to her Optional Deferred Compensation Benefit Agreement with the Bank.

(22)

Includes: $1,747 (health insurance premiums); $580 (disability insurance premiums); $507 (life insurance).

(23)

Represents the amount of base salary earned by Ms. Calero during fiscal year 2006, a portion of which was deferred pursuant to her Optional Deferred Compensation Benefit Agreement with the Bank.  The Summary Compensation Table for the 2006 Proxy Statement showed the amount paid to Ms. Calero net of the portion deferred during 2006.  Pursuant to the new SEC rules, the 2006 base salary has been modified in this Summary Compensation Table to reflect the amount earned (including the amount deferred) instead of the amount received by Ms. Calero during fiscal year 2006.

(24)

Includes: $2,154 (health insurance premiums); $514 (disability insurance premiums); $418 (life insurance).

(25)

Mr. Jara’s assignment was effective December 1, 2008.  The base salary corresponds to the month of December 2008.

(26)

Relocation bonus paid by the Bank.

(27)

The I09 and I10 Plans were granted to Mr. Jara directly by Banco Santander Chile, and the Corporation did not recognize any compensation expense in connection with such plans. The amount shown in this column represents the dollar amount that would have been recognized for financial statement purposes under FAS 123R in connection with the I09 and I10 Plans if granted by the Corporation.

(28)

Banco Santander Chile paid Mr. Jara a performance bonus of $120,000 for services rendered to Banco Santander Chile.

(29)

Includes: $15,000 (rent); $29,432 (travel expenses); $60,000 (installation expenses); $1,124 (vacations); $477 (health insurance); $502 (savings plan); and $1,144 (other benefits); and the following amount paid by BSSA: $3,997 (health insurance in the amount of 2,867.58 € and converted at the exchange rate of 1.3939 as of December 31, 2008).

(30)

Mr. Alvarez’s base salary was increased to $208,000, effective on January 1, 2008.  The amount of $208,000 was paid by the Corporation and the amount of $25,087 was paid by BSSA (the amount paid was 17,997.95 €, converted at December 31, 2008 at the exchange rate of 1.3939).

(31)

Mr. Alvarez’s options were granted directly by BSSA and BSSA recognized the corresponding compensation expense in accordance with its accounting practices.  Since the Corporation did not grant the options to Mr. Alvarez, the Corporation did not recognize any compensation expense in connection with such options.  The amount shown for Mr. Alvarez in the "Option Award" column represents the dollar amount that would have been recognized for financial statement purposes under FAS 123R in connection with the I06 Plan if the options had been granted by the Corporation.

(32)

Includes: $580 (disability insurance premiums); $159,000 (tax gross-ups); and the following perquisites: Housing - $72,000; School payments - $2,893; Utilities - $8,298; Currency changes - $28,141; Car Allowance - $18,000 ; Vacations - $24,222; Expenses: $1,367; $2,541 (estimated value for personal use of Club Memberships at 50% of memberships’ payments); and the following amounts paid by BSSA in Euros, converted at December 31, 2008 at the exchange rate of 1.3939: $21,446 (15,385.31 € health insurance); $3,138 (2,251.32 € life insurance); $781 (560.04 € employees pension plan); and $512,389 (367,593.60 € defined contribution plan for executive officers).

(33)

Mr. Alvarez’s base salary was increased to $200,000, effective on February 15, 2007.

(34)

Includes: $20,556 (health insurance premiums); $580 (disability insurance premiums); $3,091 (life insurance); $100,654 (tax gross-ups); and the following perquisites: Housing - $72,000; School payments - $19,154; Utilities - $6,115; Currency changes - $6,446; Car Allowance - $18,000 and Vacations - $19,260.

(35)

Includes: $4,000 (Company’s contributions to the employees’ savings plan); $9,000 (2008 Santander Securities Corporation’s profit sharing under Santander Securities Corporation’s deferred arrangement profit sharing plan); $5,654 (health insurance premiums); $580 (disability insurance premiums); $867 (life insurance).

(36)

Mr. Rodríguez’s base salary was increased effective on January 1, 2007.

(37)

Includes: $4,000 (Corporation’s contributions to the employees’ savings plan); $9,000 (2007 Santander Securities Corporation’s profit sharing under Santander Securities Corporation’s deferred arrangement profit sharing plan); $4,327 (health insurance premiums); $580 (disability insurance premiums); $867 (life insurance).

(38)

Includes: $4,000 (Company’s contributions to the employees’ savings plan); $7,500 (2006 Santander Securities Corporation’s profit sharing under Santander Securities Corporation’s deferred arrangement profit sharing plan); $5,506 (health insurance premiums); $593 (disability insurance premiums); $735 (life insurance).

(39)

Includes $215,000 paid by Santander Insurance Agency, Inc. and $11,193 paid by BSSA (the amount paid was 8,030.10 €, converted at December 31, 2008 at the exchange rate of 1.3939).

(40)

Includes: $116,888 (tax gross-ups); and the following perquisites: Housing - $66,000; Utilities - $9,355; Currency changes - $51,786; Car Allowance - $18,000; Expenses: $682; and the following amounts paid by BSSA in Euros, converted at December 31, 2008 at the exchange rate of 1.3939: $7,796 (5,593.14 € preferential interest rate in housing loan); $4,740 (3,400 € life insurance); $22,916 (16,440.29 € health insurance); and $781 (560.04 € employees pension plan).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
		OPTION AWARDS					STOCK AWARDS
Name	Plan Name (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
José R. González(4) Former President and CEO	I09	-	-	-	-	-	-	-	-	-
	I10	-	-	-	-	-	-	-	-	-
Carlos M. García(5) Interim President and CEO; Former Senior Executive Vice President and COO	I09	-	-	-	-	-	-	-	7,904	$74,367
	I10	-	-	-	-	-	-	-	12,000	112,906
Juan S. Moreno(6) President and CEO	I09	-	-	-	-	-	-	-	20,748	195,214
	I10	-	-	-	-	-	-	-	31,500	296,378
María Calero Former CAO; Senior Executive Vice President and Chief Compliance Officer	I09	-	-	-	-	-	-	-	2,964	27,888
	I10	-	-	-	-	-	-	-	4,500	42,340
Roberto Jara(7) Executive Vice President and Chief Accounting Officer	I09	-	-	-	-	-	-	-	1,200	11,291
	I10	-	-	-	-	-	-	-	1,800	16,936
José Alvarez Executive Vice President and Director of Operations and Information Technology	I09	-	-	-	-	-	-	-	6,422	60,423
	I10	-	-	-	-	-	-	-	10,000	94,088
James Rodríguez President of Santander Securities Corporation	I09	-	-	-	-	-	-	-	6,422	60,423
	I10	-	-	-	-	-	-	-	10,000	94,088
Héctor Calvo Former President of Santander Insurance Agency, Inc.	I09	-	-	-	-	-	-	-	1,976	18,592
	I10	-	-	-	-	-	-	-	3,000	28,226

(1)

The shares under the I09 Plan and I10 Plan will be vested on June 30, 2009 and June 30, 2010, respectively, provided that certain conditions are met.

(2)

The estimated number of BSSA shares to be obtained by each NEO was computed based on the I09 and I10 Plans formula using the BSSA’s rankings as of December 31, 2008. The I09 and I10 Plans’s formula is described in the “I09 Plan and I10 Plan” description under the “Long Term Incentive Plan” caption of the CD&A.

(3)

The estimated market value of the shares under the I09 and I10 Plans was computed based on the I09 and I10 Plans’s formula and using BSSA’s ranking as of December 31, 2008, multiplied by the market value of the BSSA shares as of December 31, 2008, which was €6.75 and the exchange rate of 1.3939 at December 31, 2008.

(4)

Mr. González terminated employment on August, 2008 and will not receive any awards under the I09 and I10 plans.

(5)

Receipt of the incentive compensation under the I09 and I10 Plans by Mr. García is subject to, and in accordance with the terms of each such plan, as agreed in the separation agreement executed by Mr. García.

(6)

Mr. Moreno received his rights under the I09 and I10 Plans directly from BSSA.

(7)

Mr. Jara received his rights under the I09 and I10 Plans directly from Banco Santander Chile.

OPTION EXERCISES AND STOCK VESTED
Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
José R. González Former President and CEO	38,994	$766,031(3)	-	-
Carlos M. García Interim President and CEO; Former Senior Executive Vice President and COO	32,200	632,564(4)	-	-
Juan S. Moreno President and CEO	-	-
María Calero Former CAO; Senior Executive Vice President and Chief Compliance Officer	13,345	262,161(5)	-	-
Roberto Jara Executive Vice President and Chief Accounting Officer	6,276	N/A(6)
José Alvarez Executive Vice President and Director of Operations and Information Technology	11,068	318,676(7)	-	-
James Rodríguez President of Santander Securities Corporation	-	-	-	-
Héctor Calvo Former President of Santander Insurance Agency, Inc.	-	-	-	-

____________________________

(1)

Number of BSSA shares acquired on exercise was calculated based on the I06 Plan formula.  The formula is described in the “I06 Plan” description under the “Long Term Incentive Plan” caption of the CD&A.

(2)

The value disclosed is the aggregate dollar value realized upon vesting, following the description of the I06 Plan, and, except for Mr. Alvarez’s amount, is net of Spain’s 18% applicable tax withholding.

(3)

The exchange rate used for Mr. González was 1.5779, which was the exchange rate applicable for March 27, 2008, Mr. González’s Settlement Date under the I06 Plan.  The opening market price of the BSSA share as of March 27, 2008 was 12.45 €, and the gross value realized by Mr. González on exercise was 592,043.05 €.  The 18% applicable tax withholding was 106,567.75 €.

(4)

The exchange rate used for Mr. García was 1.5779, which was the exchange rate applicable for March 27, 2008, Mr. García’s Settlement Date under the I06 Plan.  The opening market price of the BSSA share as of March 27, 2008 was 12.45 €, and the gross value realized by Mr. García on exercise was 488,890.24 €.  The 18% applicable tax withholding was 88,000.24 €.

(5)

The exchange rate used for Ms. Calero was 1.5779, which was the exchange rate applicable for March 27, 2008, Ms. Calero’s Settlement Date under the I06 Plan.  The opening market price of the BSSA share as of March 27, 2008 was 12.45 €, and the gross value realized by Ms. Calero on exercise was 202,616.16 €.  The 18% applicable tax withholding was 36,470.91 €.

(6)

Mr. Jara’s options were granted to him directly by Banco Santander Chile.  Mr. Jara exercised his options on May 5, 2008, Mr. Jara’s Settlement Date, at which date he had not yet been assigned to the Corporation, realizing a net value of $137,224.  The gross value realized by Mr. Jara on exercise was 147,590.60 €, calculated using an opening market price of 14.11 € at Mr. Jara’s Settlement Date.  The 40% Chilean applicable tax withholding was 59,036.24 €.  The exchange rate used for Mr. Jara was 1.5496, which was the exchange rate applicable at Mr. Jara’s Settlement Date.

(7)

The exchange rate used for Mr. Alvarez was 1.5595 which was the exchange rate applicable for July 31, 2008, Mr. Alvarez’s Settlement Date under the I06 Plan.  The opening market price of the BSSA share as of July 31, 2008 was 12.37 €, and the gross value realized by Mr. Alvarez on exercise was 204,345 €.  The tax rate applicable to Mr. Alvarez is 33%.

Report of the Compensation and Nomination Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal year 2008. Based on the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in the Corporation’s Proxy Statement for its 2008 Annual Meeting of Stockholders.

This report is submitted by the Compensation Committee.

Submitted by

Mr. Víctor Arbulu

Mr. Gonzalo de Las Heras

Mr. Jesús M. Zabalza

Employee Agreements, Termination of Employment and Change in Control Arrangements

Mr. Juan S. Moreno and Mr. James Rodríguez, have each entered into employment agreements.  Mr. Jose Alvarez, Mr. Héctor Calvo and Mr. Roberto Jara are under the Expatriated Program as set forth in their corresponding letters of conditions.

On August 28, 2008, the Board of Directors appointed Mr. Juan Moreno as President and Chief Executive Officer of the Corporation and Chief Executive Officer of the Bank.  Mr. Moreno’s appointment was subject to the approval of his non-immigrant visa petition.  On August 28, 2008, the Board of Directors appointed Mr. Carlos M. García to serve as interim President and Chief Executive Officer of the Corporation.  Mr. García also was appointed interim Chief Executive Officer of the Bank.  These appointments were effective until Mr. Moreno’s non-immigrant visa petition was approved.

Mr. Moreno’s agreement with the Corporation for his employment as President and Chief Executive Officer of the Corporation and Chief Executive Officer of the Bank, was executed on October 27, 2008, with effective date as of October 22, 2008 and expiration date of October 21, 2011.  The employment agreement was approved by the Compensation

Committee of the Corporation and was filed with the SEC.  Under the terms of the agreement, Mr. Moreno is entitled to receive an annual base salary of $775,000 for the first year of employment, and incentive compensation in accordance with the Corporation’s compensation program for expatriated officers, which is administered by the Compensation Committee.  Mr. Moreno’s base salary may be increased for subsequent contract years at the discretion of the Compensation Committee.  Under the Corporation’s compensation program, Mr. Moreno will also be eligible to participate in the Corporation’s Performance Bonus Incentive Plan, and may receive certain perquisites such as housing, vehicle, moving expenses, life and health care insurance, school tuition, utilities, vacations, tax gross-ups and other related expenses as determined by the Compensation Committee.  The Corporation may terminate Mr. Moreno’s employment for “cause” or other than for “cause.”  If the Corporation terminates Mr. Moreno’s employment other than for “cause”, Mr. Moreno will be entitled to receive a severance payment in the amount required under applicable Puerto Rico law.  In addition, Mr. Moreno may be entitled to receive additional severance and pension benefits from BSSA, or its affiliates (collectively, “Santander Group”), for prior years of service with Santander Group, following the termination of his employment.  Any such additional benefits would be payable by Santander Group and not by the Corporation.  Mr. Moreno’s agreement also contains certain confidentiality and arbitration provisions.

On April 25, 2005, Santander Securities Corporation entered into an employment agreement with Mr. Rodríguez.  Under the agreement, Mr. Rodríguez is entitled to receive an annual base salary to be determined on a yearly basis and an incentive compensation to be determined in accordance with the Performance Bonus Plan, which is administered by the Compensation Committee, based on the performance of Mr. Rodríguez and the net revenues of Santander Securities Corporation.  Mr. Rodríguez is also a participant in the benefit plans established by the Bank and benefits of the Christmas Bonus.  In addition, Mr. Rodríguez received a loan in the amount of $300,000 for a term of five (5) years, at an annual interest rate equal to the one-year LIBOR plus 200 basis points, to be paid down during the continuous employment of Mr. Rodríguez in an annual amount of $60,000.

On May 19, 2004, Mr. Alvarez entered into a letter of condition under which he was assigned to the Corporation for an initial period of three years, under the Expatriated Program of BSSA.  The employment agreement was effective on August 1, 2004.  The letter entitles Mr. Alvarez to receive a base annual salary, currently in the amount of $208,000, approximately, and incentive compensation in accordance with the Corporation’s Performance Bonus Plan, administered by the Compensation Committee.  Mr. Alvarez participates in the disability benefit plan established by the Bank and health and life insurances benefits under BSSA’s health and life insurance plans. Mr. Alvarez is also entitled to use a corporate car, a corporate credit card and certain club memberships, all in accordance with human resources policies and procedures, and certain additional perquisites due to his relocation to Puerto Rico, such as housing, school, vacations, and related moving expenses.

On November 30, 2006, Mr. Calvo entered into a letter of condition under which he was assigned to the Corporation for an initial period of three years, under the Expatriated Program of BSSA.  The employment agreement was effective on March 26, 2007.  The letter entitled Mr. Calvo to receive a base annual salary of $215,000, and incentive compensation in accordance with the Bonus Plan of the Santander Group composed of BSSA and its affiliates.  Mr. Calvo participated in the disability benefit plan established by the Bank and health and life insurances benefits under BSSA’s health and life insurance plans.  Mr. Calvo was also entitled to use a corporate car in accordance with human resources policies and procedures, and certain additional perquisites due to his relocation to Puerto Rico, such as housing, vacations, and related moving expenses.  Mr. Calvo ended his employment in Puerto Rico effective on March 2, 2009.

On September 16, 2008, Mr. Jara entered into a letter of condition under which he was assigned to Puerto Rico under the Expatriated Program of BSSA for an initial term of three-years, subject to early termination upon three-months’ prior notice to Mr. Jara.  On November 25, 2008, he was appointed as Executive Vice President and Chief Accounting Officer, subject to the approval of his non-immigrant visa petition.  Mr. Jara’s visa was approved with a valid date as of December 1, 2008.  As Executive Vice President and Chief Accounting Officer, Mr. Jara is entitled to receive an annual base salary of $422,022.  Mr. Jara has the benefit of an exchange rate guarantee with respect to 60% of his base salary to protect Mr. Jara from fluctuations in the value of the U.S. Dollar relative to the Chilean Peso.  Mr. Jara is also entitled to a one-time relocation bonus of $200,000, and to annual retention bonuses of $120,000 payable in January 2010 and 2011.  Mr. Jara is also eligible to receive incentive compensation in accordance with the Corporation’s compensation program for expatriated officers, which is administered by the Compensation Committee. Under the Corporation’s compensation program, Mr. Jara will receive certain perquisites such as housing, utilities, vacations, tax gross-ups and other related expenses, as determined by the Compensation Committee.

Mr. Jose R. González and Mr. Carlos M. García, have each entered into agreements regarding termination of employment.

On August 28, 2008, Mr. José R. González resigned as President and Chief Executive Officer of the Corporation and the Bank, effective immediately.  Mr. González will continue to serve as Director of the Corporation and the Bank.  The Corporation has also retained Mr. González as a consultant pursuant to a one-year consulting services agreement. Under the consulting agreement, Mr. González will receive a monthly fee of $20,833.

On August 28, 2008, Mr. González, his spouse and the Corporation entered into an agreement setting forth the terms of Mr. González’s separation from the Corporation.  Pursuant to the agreement, Mr. González received severance compensation in a mix of cash payments and property with an aggregate value of approximately $2,350,827, composed of: $2,250,000 (severance compensation of $1,250,000 agreed per employment contract and $1,000,000 additional severance compensation), and $100,827 (book value of company car transferred to Mr. González upon his termination).  Mr. González and his dependents are also entitled, at the Corporation’s expense, to health insurance coverage under the Bank’s group health insurance policy until the earlier of August 31, 2011 or the date Mr. González obtains coverage under a different health insurance policy.  Under the agreement, Mr. González and his spouse waive any and all claims they may have against the Corporation, including employment and labor related claims.  Mr. González further agrees not to disclose or use information obtained during his employment with the Corporation and to maintain the confidentiality of the terms of the agreement.  The agreement became effective on September 5, 2008.

Effective on December 31, 2008, Mr. García resigned as Senior Executive Vice President, Chief Operating Officer and member of the Board of Directors of the Corporation, and as President of the Bank.  Mr. García’s departure was based on his nomination as President and Chairman of the Board of Directors of the Government Development Bank for Puerto Rico, announced on November 13, 2008 by Puerto Rico’s Governor-elect.

In connection with Mr. García’s resignation and departure, Mr. García and his spouse, the Corporation, the Bank and Santander Overseas Bank, Inc., an affiliate of the Corporation (“Santander Overseas”), entered into an agreement setting forth the terms of Mr. García’s separation from the Corporation.  Under the agreement, in December 31, 2008, Mr. García received a one-time lump payment of $900,000 for services rendered.  Of the amount paid under the agreement, the Bank paid $350,000 as a performance bonus earned for fiscal year 2008 and Santander Overseas paid $550,000 as severance for services rendered by Mr. García to BSSA and its affiliates (the “Santander Group”) other than the Bank and the Corporation.  Mr. García provided a general release to the Corporation for any claims he might have against the Corporation or any of its affiliates as part of the agreement.  Mr. García also is subject to certain confidentiality and non-disclosure obligations.  Mr. García continues to be eligible to receive his vested benefits under Santander Group’s employee savings plan and certain benefits under the Santander Group’s welfare benefit plan.  In addition, Mr. García is eligible to receive incentive compensation under the first and second cycles of the long-term incentive plans of BSSA, subject to and in accordance with the terms of each such plan.  As mentioned above, payouts under the BSSA long-term incentive plans depend on the performance of BSSA and its consolidated entities, including the Corporation, over the corresponding plan years, compared to that of a peer group of international financial institutions determined by BSSA.  Please refer to the description of the plans under the caption “I09 Plan and I10 Plan” above.

PROPOSAL TWO:  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders at the Meeting, the Audit Committee has appointed D&T to audit the Corporation’s consolidated financial statements for the fiscal year ending December 31, 2009, and the effectiveness of the Corporation’s of internal controls over financial reporting as of December 31, 2009.  D&T audited the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2008, and the effectiveness of the Corporation’s internal controls over financial reporting as of December 31, 2007 and 2008.  Representatives of D&T will be present at the Meeting and have the opportunity to make a statement if they so desire, and will also be available to respond to appropriate questions.

If the stockholders do not ratify the appointment of D&T, the selection of our independent registered public accountants will be reconsidered by the Audit Committee.

The Board of Directors of the Corporation recommends that you vote FOR ratification of the appointment of D&T as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2009.

The vote in favor of the majority of the shares of Common Stock eligible to be voted at the Meeting is required for the approval of this Proposal Two.

DISCLOSURE OF AUDIT FEES

The following is a description of the fees paid or accrued by the Corporation and its subsidiaries for the audits and other services provided by D&T for the fiscal years ended December 31, 2008 and 2007, respectively.

Audit Fees

The aggregate “Audit Fees” paid or accrued by the Corporation for professional services rendered by D&T in connection with the audits of the Corporation’s annual consolidated financial statements for the fiscal years ended December 31, 2008 and  2007, the audit of the effectiveness of the Corporation’s internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended, as of December 31, 2008 and 2007, and for the reviews of the consolidated financial statements included in the Corporation’s quarterly reports on Form 10-Q, were approximately $2,282,743 and  $2,287,970, respectively.

Audit-Related Fees

The aggregate fees billed by D&T to the Corporation for the years ended December 31, 2008 and 2007 for audit-related services were approximately $127,000 and $186,000, respectively.  These fees relate to consulting services performed in connection with financial accounting and reporting standards.

Tax Fees

D&T does not provide tax services to the Corporation.

All Other Fees

There are no other fees.

In considering the nature of the services provided by D&T, the Audit Committee determined that such services are compatible with the provision of independent audit services.  The Audit Committee discussed these services with D&T and the Corporation’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as amended, as well as the provisions of the American Institute of Certified Public Accountants.

Pre-Approval Policy and Procedures

All auditing services and non-audit services must be pre-approved by the Audit Committee.  Pre-approval is waived for non-audit services if:  (1) the aggregate dollar value of such services does not exceed $10,000; (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.  All audit and non-audit services were pre-approved by the Audit Committee.  The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a Charter adopted by the Board of Directors of the Corporation.  The Charter is reviewed on a yearly basis by the Audit Committee and the Board of Directors.  The most recent amendment to the Charter was made on November 25, 2008; however, no material changes were made.  The Charter is available on our website at www.santandernet.com.

The role of the Audit Committee is to assist the Corporation’s Board of Directors in its oversight of the Corporation’s financial reporting process and the Corporation’s internal and external audit processes.  As set forth in the Charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to achieve compliance with accounting standards and applicable laws and regulations.  The Internal Audit Department is responsible for examining and evaluating the adequacy and effectiveness of the

Corporation’s internal control systems.  The independent registered public accounting firm of the Corporation is responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and the effectiveness of the Corporation’s internal controls over financial reporting.   Moreover, as set forth in the Charter, the Audit Committee relies on and makes no independent verification of the financial and other information presented to it or representations made by management or the independent registered public accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, and internal controls and procedures, designed to achieve compliance with accounting standards and applicable laws and regulations.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accountants the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2008, management’s assessment of the effectiveness of the Corporation’s internal controls and the independent registered public accounting firm’s report on internal controls over financial reporting.  The Audit Committee has also discussed with the independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently modified or supplemented.  The Audit Committee has obtained a report from the independent registered public accountants that addresses certain matters related to quality, quality control, and independence, as required by the NYSE listing standards.  Finally, the Audit Committee has received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, has considered whether the provision of non-audit services by the independent registered public accounting firm to the Corporation is compatible with maintaining their independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management.  These considerations and discussion, however, do not assure that the audit of the Corporation’s financial statements has been carried in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with Generally Accepted Accounting Principles or that the Corporation’s independent registered public accounting firm are in fact “independent.”

Based on the Audit Committee’s review of the audited financial statements, management’s assessment of the effectiveness of internal controls over financial reporting and the independent registered public accounting firm’s report, and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter, the Audit Committee recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Submitted by:

Mr. Víctor Arbulu

Director

Mr. Stephen A. Ferriss

Director

Mr. Roberto H. Valentín

Director

TRANSACTIONS WITH RELATED PARTIES

Transactions between the Corporation, its subsidiaries and/or affiliates and management or persons related to management are regulated by the Code of Business Conduct and Ethics (“Code of Business Conduct”).  The Code of Business Conduct requires impartiality and objectivity in adopting decisions that involve personnel of the Corporation and its subsidiaries and/or affiliates.  The Management’s Compliance Committee is in charge of monitoring the Corporation’s compliance with the Code of Business Conduct.

The Board of the Corporation has adopted the Insiders Transaction Policy (the “Regulation O Policy”) in writing which applies to extensions of credit to insiders, defined to include directors, executive officers, principal shareholders (shares owned or controlled by a member of an individual’s immediate family are considered to be held by the individual), and related interests of any of them.  Related interest refers to a company that is controlled by that person, or a political or campaign committee that is controlled by that person or the funds or services of which will benefit that person.  All extensions of credit shall be on substantially the same terms and conditions (including interest rate and collateral requirements) as those prevailing at the time for comparable transactions available to any other client of the Bank, shall be within the lending limits established in Regulation O adopted by the Federal Reserve Board, codified in 12 CFR Part 215, and shall be approved by the Board of Directors of the Corporation.  The transactions that fall within the Regulation O Policy were reviewed and approved by the Board of the Corporation as required by the Regulation O Policy.

In addition, the Bank has adopted the Transactions with Affiliates Policy (the “Regulation W Policy”) in writing.  The Regulation W Policy adopted by the Bank applies to transactions between the Bank and an affiliate covered under Sections 23A and 23B of the Federal Reserve Act (the “Act”) and Regulation W adopted by the Federal Reserve Board, codified in 12 CFR Part 223 (“Regulation W”), and applies to transactions in which the Bank accepts securities issued by an affiliate as collateral; transactions in which the Bank purchases a security issued by an affiliate; transactions by the Bank with any person in which the proceeds or benefits are transferred to an affiliate; transactions by the Bank in which an affiliate is acting as an agent or broker; transactions by the Bank in which an affiliate receives a fee for its services to the Bank or a third party; transactions by the Bank in which an affiliate has an interest in the customer or counterparty; transactions in which the Bank purchases, as principal or fiduciary, a security for which an affiliate is a principal underwriter during the existence of the underwriting or selling syndicate; loans and other extensions of credit by the Bank to its affiliates; and other transactions by the Bank in which an affiliate is involved.  The standard to be applied under the Regulation W Policy is that all affiliate transactions must be conducted at arm's length and in accordance with applicable laws and regulations.  The Bank may not engage in any affiliate transaction unless the affiliate transaction is on terms and conditions that are consistent with safe and sound banking practices.  The Legal and the Compliance Departments assure compliance with the Regulation W Policy, and the Audit Committee is responsible for the review and approval of the transactions.  The transactions between affiliates reported hereunder were reviewed and approved by the Audit Committee as required by the Regulation W Policy.

The Bank has entered into loan transactions with the Corporation’s directors and executive officers and the immediate family members of the directors and executive officers, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with other persons not related to the Corporation. The extensions of credit have not involved and do not currently involve more than normal risks of collectibility or present other unfavorable features.

In addition, the Bank has entered from time to time into loan sale transactions with its affiliate CREFISA, Inc., a subsidiary of BSSA.  During fiscal year 2008, the Bank sold loans to CREFISA, Inc. for an aggregate sales price of $300.1 million.  These loan sale transactions were made at net book value.  The loan sale transactions were consistent with applicable banking laws and regulations, and were duly approved by the Audit Committee.

The Corporation and its subsidiaries have entered, in the ordinary course of business, into information technology development, licensing and services agreements and other related services with the following affiliates and subsidiaries of BSSA, holder of 90.59% of the Corporation’s Common Stock: ALTEC, S.A. (“ALTEC Chile”), America Latina Tecnología de Mexico, S.A. (“ALTEC Mexico”); ALTEC Puerto Rico, a division of CREFISA, Inc. (“ALTEC Puerto Rico”); and PRODUBAN Servicios Informáticos Generales, S.L. (“PRODUBAN”).  During fiscal year 2008, the Corporation and its subsidiaries made the following payments for services rendered by the abovementioned companies during 2008: $1,760,573 to ALTEC Chile, $6,490,738 to ALTEC Mexico, $8,993,502 to ALTEC Puerto Rico; and $256,526 to PRODUBAN.  These transactions are subject to usual trade terms.

The Bank has entered into a lease with ALTEC Puerto Rico under which ALTEC Puerto Rico paid a rental of $411,090 to the Bank during fiscal year 2008.  This transaction is considered to be on market terms.

The Bank has entered into Master Management and Services Agreements with Santander Overseas, an affiliate of the Corporation, 100% indirectly owned by BSSA, and with CREFISA, Inc., to provide general services which  generally include but are not limited to: (i) services relating to personnel and human resources management, including, but not limited to salaries processing, completing tax returns and tax reporting for employees; (ii) consulting assistance and support relating to compliance and legal functions, (iii) services relating to operations, including, but not limited to fund transfers and general supervisory and managerial services, which may include collections, management of loans and letters of credit; (iv) reconciliation services for bank accounts, accounts payable, accounts receivable; (v) services relating to the structuring and funding of financial transactions; (vi) services relating to risk analysis, including, but not limited to analysis and approval of customer credit and preparation and presentation of cases; (vii) services relating to market risk; (viii) services related to accounting and information technology; (ix) auditing services; (x) record keeping; (xi) cash management services; and (xii) general organizational services.  The amounts paid by Santander Overseas and by CREFISA to the Bank for fiscal year 2008 were $3,416,781 and $484,171 respectively.  The foregoing transactions are on market terms.

Also, on December 10, 2008, the Bank issued and sold to CREFISA, Inc. a subordinated capital note (“Note”) in the amount of $60,000,000 with an interest rate of 7.50% with a maturity of 20 years, callable at any time after 5 years beginning on December 15, 2013.  CREFISA, Inc. purchased the Note at the purchase price of one-hundred percent (100%) of the principal amount of the Note.  The interest rate was determined fair based on market conditions current at that time in the Puerto Rico capital market.

All of the foregoing transactions with affiliates have been duly approved by the Audit Committee.

PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE

2010 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at the 2010 annual meeting of Stockholders must be received by the Secretary of the Corporation, at its principal executive offices, Santander BanCorp., 207 Ponce de León Avenue, San Juan, Puerto Rico, 00918, not later than November 30, 2009, for inclusion in the Corporation’s Proxy Statement and Form of Proxy relating to the 2010 annual meeting of Stockholders.  If a stockholder who otherwise desires to bring a proposal before the 2010 annual meeting of Stockholders does not notify the Corporation of its intent to do so on or before February 12, 2010, then the proposal will be untimely and the proxies will be able to vote on the proposal at their discretion.

COMMUNICATION WITH DIRECTORS

The Corporation has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors.  Such parties may contact the Board of Directors by mail at:  Santander BanCorp, Investor Relations, Attention:  Mr. Gonzalo de Las Heras, Chairman of the Board, P.O. Box 362589, San Juan, P.R. 00936-2589.  All communications made by this means will be received by the Chairman of the Board.

CORPORATE GOVERNANCE GUIDELINES

The Corporation has adopted a Code of Business Conduct within the meaning of Item 406(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended.  This Code applies to the directors, the President and CEO, the CAO, and other executive officers of the Corporation and its subsidiaries in order to achieve a conduct that reflects the Corporation’s ethical principles.  The Corporation’s Code of Business Conduct was amended during fiscal year 2005 to expressly apply to the directors of the Corporation, as required by the NYSE’s Corporate Governance Rule 303A.10.  The Corporation has posted a copy of the Code of Business Conduct, as amended, on its website at www.santandernet.com.  The Corporation also adopted Corporate Governance Guidelines which are available on the Investor Relations website at www.santandernet.com , as required by the NYSE’s Corporate Governance Rule 303A.09.  Copies of the Code of Business Conduct and the Corporate Governance Guidelines may be obtained free of charge from the Corporation’s website at the abovementioned internet address.

INTERNET AVAILABILITY

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be held on April 30, 2009:  This proxy statement, the notice of annual meeting and the Corporation’s Annual Report to Shareholders are available at http://bnymellon.mobular.net/bnymellon/sbp.

ANNUAL REPORT AND OTHER MATTERS

Enclosed with this Proxy Statement is the Corporation’s Annual Report to Stockholders, which includes the Annual Report on Form 10-K, the Corporation’s consolidated financial statements and management’s assessment of the effectiveness of the Corporation’s internal controls over financial reporting for the year ended December 31, 2008.  The Corporation’s consolidated financial statements for the year ended December 31, 2008 and the effectiveness of the Corporation’s internal control over financial reporting as of December 31, 2008 have been duly certified by D&T as the independent registered public accountants of the Corporation.  The Annual Report to Stockholders is not a part of these proxy solicitation materials.

To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested:  upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title; if shares are in the name of more than one record holder, all should sign.

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Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting.  Accordingly, you are urged to properly complete, sign, date and return your Proxy Card.

San Juan, Puerto Rico, March 30, 2009.

By Order of the Board of Directors

Rafael Bonilla, Esq.

Secretary

Matters intended to be acted at the meeting are the following	Please mark your votes as indicated in this example	☒

	VOTE GRANTED FOR all nominees	VOTE WITHHELD FOR all nominees	*EXCEPTIONS
1. To elect three (3) directors for a three year term, ending on April 2012:	☐	☐	☐

Nominees:
01 Gonzalo de las Heras
02 Jesús Zabalza
03 Juan S. Moreno

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)
*Exceptions ______________________________________________

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Deloitte & Touche LLP as the company’s independent accountants for fiscal year 2009.	☐	☐	☐

3.

To vote with respect to (i) the approval of minutes of the last meeting of stockholders, (ii) the election of any person as director if any nominee is unable to serve or for good cause will not serve, (iii) matters incident to the conduct of the meeting, and (iv) such other business as may properly come before the meeting.

The Board of Directors of Santander BanCorp. recommends voting FOR the Items 1 and 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ITEMS 1 AND 2.

Mark Here for Address Change or Comments	☐
SEE REVERSE

Signature	Signature	Date
Please sign exactly as your name appears hereon. When shares are held by joint tenants or by tenants in common, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, the president or other authorized officer should sign under the full corporate name, and the position of such authorized officer should appear below the signature. If a partnership, please sign in partnership name by authorized person.
▲ FOLD AND DETACH HERE ▲

SANTANDER BANCORP

Important Notice of Internet Availability of Proxy Materials for the
Stockholders Meeting to be held on Thursday, April 30th, 2009
The proxy card, the proxy statement, the notice of annual
meeting and Santander BanCorp’s Annual Report to
Stockholders are available at
http://bnymellon.mobular.net/bnymellon/sbp.

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SANTANDER BANCORP

This Proxy is solicited on behalf of the Board of Directors.

          The undersigned hereby appoints any member of the Board of Directors as Proxy, each with the power to appoint his/her substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Santander BanCorp held on record by the undersigned on April 30, 2009, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on April 30, 2009 at the Conference Room located at the parking level of Santander Tower, B7 Tabonuco St., Guaynabo, Puerto Rico.

(Continued on reverse side)
BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

ANNUAL MEETING
OF
SANTANDER BANCORP

Thursday, April 30, 2009
10:00 a.m.
Santander Tower, B-7 Tabonuco Street, Conference Room located at the parking level,
Guaynabo, Puerto Rico

PARKING FEES WILL BE PAID BY SANTANDER BANCORP.

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